                                                                   EXHIBIT 10.14

                              AMENDED AND RESTATED
                                 LOAN AGREEMENT

DATED AS OF: DECEMBER 28, 2001

PARTIES:   LITHIA FINANCIAL CORPORATION                              ("LFC")

           LITHIA MOTORS, INC.                                       ("LMI")

           LITHIA SALMIR, INC.                                       ("LSI")

           LITHIA AIRCRAFT, INC.                                     ("LAI")

AND:       U.S. BANK NATIONAL ASSOCIATION                         ("LENDER")

                                   ARTICLE I
                    DEFINITIONS AND INTERPRETIVE PROVISIONS

      1.1 DEFINITIONS.

      AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING
MEANINGS:

      "ACCESS LAWS" MEANS THE AMERICANS WITH DISABILITIES ACT OF 1990; THE FAIR HOUSING AMENDMENTS ACT OF 1988; ALL OTHER FEDERAL, STATE AND LOCAL LAWS OR ORDINANCES RELATED TO DISABLED ACCESS; AND ALL STATUTES, RULES, REGULATIONS, ORDINANCES, ORDERS OF GOVERNMENTAL BODIES AND REGULATORY AGENCIES AND ORDERS AND DECREES OF ANY COURT ADOPTED, ENACTED OR ISSUED WITH RESPECT THERETO; ALL AS NOW EXISTING OR HEREAFTER AMENDED OR ADOPTED.

      "CAPITAL EXPENDITURES" MEANS, FOR ANY PERIOD, FOR ANY PERSON, THE AGGREGATE OF ALL EXPENDITURES (OTHER THAN IN CONNECTION WITH PERMITTED ACQUISITIONS), WHETHER PAID IN CASH OR ACCRUED AS LIABILITIES, INCLUDING CAPITALIZED LEASE OBLIGATIONS, BY SUCH PERSON DURING SUCH PERIOD THAT, IN CONFORMITY WITH GAAP, ARE REQUIRED TO BE INCLUDED IN OR REFLECTED BY THE PROPERTY, PLANT, EQUIPMENT OR SIMILAR FIXED ASSET ACCOUNTS REFLECTED IN THE BALANCE SHEET OF SUCH PERSON.

      "CAPITALIZED LEASE" OF A PERSON MEANS ANY LEASE OF PROPERTY BY SUCH PERSON AS LESSEE WHICH WOULD BE CAPITALIZED ON A BALANCE SHEET OF SUCH PERSON PREPARED IN ACCORDANCE WITH GAAP.

      "COLLATERAL" MEANS THE LFC COLLATERAL.

      "DEFAULT" MEANS ANY EVENT OF DEFAULT OR ANY EVENT WHICH WITH THE GIVING OF NOTICE OR THE PASSAGE OF TIME, OR BOTH, WOULD CONSTITUTE AN EVENT OF DEFAULT.


AMENDED AND RESTATED LOAN AGREEMENT - 1

      "EBITDA" MEANS, FOR ANY PERIOD, FOR ANY PERSON, THE SUM OF THE AMOUNTS FOR SUCH PERIOD, WITHOUT DUPLICATION, OF:

            (i)   NET INCOME,

            PLUS  (ii)  INTEREST EXPENSE,

            PLUS  (iii) CHARGES AGAINST INCOME FOR FOREIGN, FEDERAL, STATE AND
                        LOCAL TAXES, TO THE EXTENT DEDUCTED IN COMPUTING NET INCOME,

            PLUS  (iv)  DEPRECIATION EXPENSE, TO THE EXTENT DEDUCTED IN
                        COMPUTING NET INCOME,

            PLUS  (v)   AMORTIZATION EXPENSE, INCLUDING, WITHOUT LIMITATION,
                        AMORTIZATION OF GOODWILL, OTHER INTANGIBLE ASSETS AND
                        COSTS ASSOCIATED WITH ANY PERMITTED ACQUISITION, TO THE
                        EXTENT DEDUCTED IN COMPUTING NET INCOME,

            PLUS  (vi)  OTHER NON-CASH CHARGES CLASSIFIED AS LONG-TERM DEFERRALS
                        IN ACCORDANCE WITH GAAP WHICH HAVE BEEN INCLUDED IN THE DETERMINATION OF NET INCOME,

            MINUS (vii) ALL EXTRAORDINARY GAINS (AND ANY NONRECURRING UNUSUAL
                        GAINS ARISING IN OR OUTSIDE OF THE ORDINARY COURSE OF BUSINESS NOT INCLUDED IN EXTRAORDINARY GAINS DETERMINED IN ACCORDANCE WITH GAAP WHICH HAVE BEEN INCLUDED IN THE DETERMINATION OF NET INCOME).

EBITDA SHALL BE CALCULATED FOR ANY PERIOD BY INCLUDING THE ACTUAL AMOUNT FOR THE APPLICABLE PERIOD ENDING ON SUCH DAY, INCLUDING THE EBITDA ATTRIBUTABLE TO PERMITTED ACQUISITIONS OCCURRING DURING SUCH PERIOD ON A PRO FORMA BASIS FOR THE PERIOD FROM THE FIRST DAY OF THE APPLICABLE PERIOD THROUGH THE DATE OF THE CLOSING OF EACH PERMITTED ACQUISITION, UTILIZING (a) WHERE AVAILABLE, HISTORICAL AUDITED AND/OR REVIEWED UNAUDITED FINANCIAL STATEMENTS OBTAINED FROM THE SELLER, BROKEN DOWN BY FISCAL QUARTER IN LMI'S REASONABLE JUDGMENT OR (b) IN LENDER'S DISCRETION, UNAUDITED FINANCIAL STATEMENTS (WHERE NO AUDITED OR REVIEWED FINANCIAL STATEMENTS ARE AVAILABLE) REVIEWED INTERNALLY BY THE BORROWER, BROKEN DOWN IN THE BORROWER'S REASONABLE JUDGMENT.

      "EBITDAR" MEANS, FOR ANY PERIOD, FOR ANY PERSON, THE SUM OF THE AMOUNTS FOR SUCH PERIOD, WITHOUT DUPLICATION, OF (i) EBITDA AND (ii) RENTALS.

      "ENVIRONMENTAL LAWS" MEANS ALL LOCAL, STATE OR FEDERAL LAWS, RULES, REGULATIONS, OR ORDINANCES PERTAINING TO HAZARDOUS SUBSTANCES AND ENVIRONMENTAL REGULATION, CONTAMINATION OR CLEAN-UP INCLUDING, WITHOUT LIMITATION, THE FEDERAL STATUTES COMMONLY KNOWN AS CERCLA AND RCRA AND ALL OTHER FEDERAL OR STATE LIEN OR ENVIRONMENTAL CLEAN-UP STATUTES, ALL AS NOW EXISTING OR HEREAFTER AMENDED OR ADOPTED.


AMENDED AND RESTATED LOAN AGREEMENT - 2

      "FINANCIAL STATEMENTS" MEANS a) FOR ANY PERSON WHICH IS A CORPORATION OR OTHER ENTITY, THAT PERSON'S BALANCE SHEET AND RELATED STATEMENTS OF INCOME, RETAINED EARNINGS AND CASH FLOWS, PREPARED IN ACCORDANCE WITH GAAP, AND b) FOR ANY INDIVIDUAL, THAT PERSON'S PERSONAL FINANCIAL STATEMENT IN A FORM ACCEPTABLE TO LENDER.

      "FIXED CHARGE COVERAGE RATIO" MEANS, FOR ANY PERSON, FOR ANY TIME PERIOD, THE RATIO FOR SUCH TIME PERIOD OF (a) EBITDAR LESS CAPITAL EXPENDITURES FOR TANGIBLE OR INTANGIBLE PERSONAL PROPERTY PAID IN CASH ("MAINTENANCE CAPITAL EXPENDITURES") TO (b) (i) INTEREST EXPENSE PLUS (ii) SCHEDULED AMORTIZATION OF THE PRINCIPAL PORTION OF INDEBTEDNESS FOR MONEY BORROWED EXCEPT, WITH RESPECT TO LMI, FOR SELLER'S NOTES, PLUS (iii) RENTALS, PLUS (iv) TAXES PAID IN CASH DURING SUCH PERIOD.

      "GAAP" MEANS GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENTLY
APPLIED.

      "GUARANTOR" MEANS EITHER OR BOTH OF (a) LMI IN ITS CAPACITY AS GUARANTOR OF THE OBLIGATIONS OF LFC AND LAI TO LENDER, AND (b) LFC IN ITS CAPACITY AS GUARANTOR OF THE OBLIGATIONS OF LMI AND LSI TO LENDER.

      "GUARANTY" MEANS EACH GUARANTY OF ANY OBLIGATIONS OF LMI, LSI, LFC, OR LAI TO LENDER HERETOFORE, CONTEMPORANEOUSLY HEREWITH OR HEREAFTER EXECUTED BY GUARANTOR OR ANY OTHER PERSON.

      "HAZARDOUS SUBSTANCES" MEANS (a) ANY SUBSTANCE OR MATERIAL DEFINED OR DESIGNATED AS HAZARDOUS OR TOXIC WASTE, HAZARDOUS OR TOXIC MATERIAL, OR A HAZARDOUS, TOXIC OR RADIOACTIVE SUBSTANCE (OR DESIGNATED BY ANY SIMILAR TERM) BY OR FOR PURPOSES OF ANY APPLICABLE ENVIRONMENTAL LAW; (b) ASBESTOS AND ANY SUBSTANCE OR COMPOUND CONTAINING ASBESTOS; AND (c) ANY OTHER HAZARDOUS, TOXIC OR DANGEROUS WASTE, SUBSTANCE OR MATERIAL, INCLUDING BUT NOT LIMITED TO GASOLINE, CRUDE OIL, FUEL OIL, DIESEL OIL, AND ANY OTHER RELATED PETROLEUM PRODUCTS.

      "INTEREST EXPENSE" MEANS, FOR ANY PERIOD, FOR ANY PERSON, THE TOTAL INTEREST EXPENSE OF SUCH PERSON, WHETHER PAID OR ACCRUED (INCLUDING THE INTEREST COMPONENT OF CAPITALIZED LEASES, COMMITMENT AND LETTER OF CREDIT FEES), BUT EXCLUDING INTEREST EXPENSE NOT PAYABLE IN CASH (INCLUDING AMORTIZATION OF DISCOUNT), ALL AS DETERMINED IN CONFORMITY WITH GAAP.

      "LC AGREEMENT(S)" MEANS EITHER OR BOTH OF THE CONTINUING AGREEMENTS FOR IRREVOCABLE STANDBY LETTERS OF CREDIT DESCRIBED IN SECTIONS 2.2.2 AND 2.2.3.

      "LFC FIXED CHARGE COVERAGE RATIO" MEANS, AS OF THE LAST DAY OF ANY FISCAL QUARTER, THE RATIO FOR LFC OF (a) EBITDAR FOR THE PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS ENDING ON SUCH DATE (EACH SUCH PERIOD, AN "ANNUAL PERIOD") LESS CAPITAL EXPENDITURES DURING SUCH ANNUAL PERIOD FOR TANGIBLE OR INTANGIBLE PERSONAL PROPERTY PAID IN CASH ("MAINTENANCE CAPITAL EXPENDITURES") TO (b) (i) INTEREST EXPENSE FOR SUCH ANNUAL PERIOD, PLUS (ii) SCHEDULED AMORTIZATION DURING THE PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS FOLLOWING SUCH DATE OF THE PRINCIPAL PORTION OF INDEBTEDNESS FOR MONEY BORROWED, PLUS (iii) RENTALS FOR SUCH ANNUAL PERIOD, PLUS (iv) TAXES PAID IN CASH DURING SUCH ANNUAL PERIOD, PLUS
(v) AN AMOUNT EQUAL TO 20% OF THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOANS AS OF THE LAST DAY OF SUCH ANNUAL PERIOD.


AMENDED AND RESTATED LOAN AGREEMENT - 3

      "LIBOR BORROWING RATE" HAS THE MEANING GIVEN TO SUCH TERM IN THE PROMISSORY NOTE ATTACHED HERETO AS EXHIBIT A.

      "LOAN DOCUMENTS" MEANS THIS AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS, THE GUARANTIES AND ALL OTHER DOCUMENTS AND INSTRUMENTS ATTACHED HERETO, REFERRED TO HEREIN OR HERETOFORE, CONTEMPORANEOUSLY HEREWITH OR HEREAFTER EXECUTED OR DELIVERED TO LENDER BY ANY PERSON IN CONNECTION WITH ANY INDEBTEDNESS OR OBLIGATIONS OF ANY LOAN PARTY TO LENDER.

      "LOAN PARTY" MEANS LFC, LMI, LSI, OR LAI.

      "MAXIMUM REVOLVING LOAN AMOUNT" MEANS, AS OF ANY DATE OF DETERMINATION, AN AMOUNT EQUAL TO $27,500,000 MINUS THE THEN OUTSTANDING AGGREGATE PRINCIPAL BALANCE OF THE TERM-OUT NOTES.

      "NET INCOME" MEANS, FOR ANY PERIOD, FOR ANY PERSON THE NET EARNINGS (OR
LOSS) AFTER TAXES OF SUCH PERSON FOR SUCH PERIOD TAKEN AS A SINGLE ACCOUNTING PERIOD DETERMINED IN CONFORMITY WITH GAAP.

      "NOTE(S)" MEANS ANY ONE OR MORE OF THE NEW REVOLVING NOTE AND THE TERM-OUT NOTES.

      "PERMITTED ACQUISITION" SHALL HAVE THE MEANING ASCRIBED TO SUCH TERM IN
SECTION 5.3(f)(iii) OF THE $75,000,000 CREDIT AGREEMENT DATED NOVEMBER 23, 1998 BETWEEN LITHIA MOTORS, INC. AND FORD MOTOR CREDIT COMPANY, BUT EXCLUDING ANY CHANGES TO SUCH DEFINITION MADE SUBSEQUENT TO SEPTEMBER 20, 1999, WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER.

      "PERMITTED LIENS" HAS THE MEANING ASSIGNED TO SUCH TERM IN SECTION 6.3.

      "PERSON" MEANS ANY NATURAL PERSON, CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP, JOINT VENTURE, FIRM, ASSOCIATION, TRUST, UNINCORPORATED ORGANIZATION, GOVERNMENT OR GOVERNMENTAL AGENCY OR POLITICAL SUBDIVISION OR ANY OTHER ENTITY, WHETHER ACTING IN AN INDIVIDUAL, FIDUCIARY OR OTHER CAPACITY.

      "RENTALS" OF A PERSON MEANS THE AGGREGATE FIXED AMOUNTS PAYABLE BY SUCH PERSON UNDER ANY LEASE OF PERSONAL PROPERTY BUT DOES NOT INCLUDE ANY AMOUNTS PAYABLE UNDER CAPITALIZED LEASES OF SUCH PERSON.

      "REVOLVING LOAN TERMINATION DATE" MEANS JANUARY 31, 2004.

      "SELLER'S NOTES" MEANS INDEBTEDNESS (EVIDENCED BY A PROMISSORY NOTE OR NOTES) CONSTITUTING THAT PORTION OF THE DEFERRED PURCHASE PRICE PAYABLE BY LMI IN CONNECTION WITH A PERMITTED ACQUISITION, AND INDEBTEDNESS (EVIDENCED BY A PROMISSORY NOTE OR NOTES) TO SHAREHOLDERS, MEMBERS OR PARTNERS OF A SUBSIDIARY OR A PREDECESSOR OF SUCH A SUBSIDIARY ACQUIRED IN A PERMITTED ACQUISITION THAT ARE CREDITED AGAINST THE PURCHASE PRICE.

      "TANGIBLE NET WORTH" MEANS FOR ANY PERSON THE NET BOOK VALUE OF (a) ALL OF SUCH PERSON'S ASSETS EXCLUSIVE OF PATENTS, TRADEMARKS, LICENSES, GOODWILL AND OTHER INTANGIBLES AND OF LOANS TO AND NOTES AND RECEIVABLES FROM OFFICERS, EMPLOYEES, DIRECTORS, SHAREHOLDERS, PARTNERS,


AMENDED AND RESTATED LOAN AGREEMENT - 4

MEMBERS AND AFFILIATES OF SUCH PERSON MINUS (b) ALL OF SUCH PERSON'S LIABILITIES DETERMINED IN ACCORDANCE WITH GAAP.

      "TITLE DOCUMENTS" MEANS ALL MANUFACTURERS' CERTIFICATES OF ORIGIN, MANUFACTURERS' STATEMENTS OF ORIGIN, MSOS, CERTIFICATES OF TITLE AND ANY OTHER DOCUMENTS EVIDENCING OWNERSHIP OF A MOTOR VEHICLE OR THE TRANSFER OF OWNERSHIP OF A MOTOR VEHICLE FROM A MANUFACTURER OR ANOTHER DEALER TO ANOTHER PERSON, AND ALL WAREHOUSE RECEIPTS, BILLS OF LADING AND OTHER NEGOTIABLE DOCUMENTS OF TITLE.

      "TOTAL NET WORTH" MEANS FOR ANY PERSON THE NET BOOK VALUE OF (a) ALL OF SUCH PERSON'S ASSETS MINUS (b) ALL OF SUCH PERSON'S LIABILITIES.

      1.2 OTHER INTERPRETIVE PROVISIONS

            1.2.1 UNLESS OTHERWISE SPECIFIED, THE WORDS "HEREIN," "HEREOF," "HERETO," "HEREUNDER" AND SIMILAR TERMS REFER TO THIS AGREEMENT AS A WHOLE AND NOT TO ANY PARTICULAR PROVISIONS OF THIS AGREEMENT AND SUBSECTION, SECTION, AND EXHIBIT REFERENCES ARE TO THIS AGREEMENT.

            1.2.2 THE WORD "OR" SHALL NOT BE EXCLUSIVE; THE SINGULAR INCLUDES THE PLURAL AND THE PLURAL INCLUDES THE SINGULAR; THE MASCULINE INCLUDES THE FEMININE AND THE FEMININE INCLUDES THE MASCULINE, AND THE WORD "INCLUDING" IS NOT LIMITING AND MEANS "INCLUDING WITHOUT LIMITATION".

            1.2.3 REFERENCES TO ANY LOAN DOCUMENT SHALL MEAN SUCH LOAN DOCUMENT AS AMENDED, MODIFIED, SUPPLEMENTED OR EXTENDED FROM TIME TO TIME AND ANY NUMBER OF SUBSTITUTIONS, RENEWALS AND REPLACEMENTS THEREOF OR THEREFOR.

            1.2.4 REFERENCES TO GOVERNMENTAL LAWS, STATUTES, ORDINANCES, RULES AND REGULATIONS SHALL BE CONSTRUED AS INCLUDING ALL AMENDMENTS, CONSOLIDATIONS AND REPLACEMENTS THEREOF OR THEREFOR.

            1.2.5 HEADINGS IN THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS ARE FOR CONVENIENCE OF REFERENCE ONLY AND ARE NOT PART OF THE SUBSTANCE HEREOF OR THEREOF.

            1.2.6 EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, ALL ACCOUNTING TERMS USED IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE CONSTRUED, AND ALL ACCOUNTING AND FINANCIAL INFORMATION OR COMPUTATIONS SHALL BE PREPARED OR COMPUTED, IN ACCORDANCE WITH GAAP. IF GAAP CHANGES DURING THE TERM OF THIS AGREEMENT SUCH THAT ANY COVENANTS CONTAINED HEREIN WOULD THEN BE CALCULATED IN A DIFFERENT MANNER OR WITH DIFFERENT COMPONENTS, THE LOAN PARTIES AND LENDER AGREE TO NEGOTIATE IN GOOD FAITH TO AMEND THIS AGREEMENT IN SUCH RESPECTS AS IS NECESSARY TO CONFORM THOSE COVENANTS AS CRITERIA FOR EVALUATING THE LOAN PARTIES' FINANCIAL CONDITION TO SUBSTANTIALLY THE SAME CRITERIA AS WERE EFFECTIVE BEFORE SUCH CHANGE IN GAAP, PROVIDED, HOWEVER, THAT UNTIL THE LOAN PARTIES AND LENDER SO AMEND THIS AGREEMENT, ALL SUCH COVENANTS SHALL BE CALCULATED IN ACCORDANCE WITH GAAP AS IN EFFECT ON THE DATE OF THIS AGREEMENT.


AMENDED AND RESTATED LOAN AGREEMENT - 5

                                   ARTICLE II
                              CURRENT INDEBTEDNESS

      2.1 PROMISSORY NOTES. LFC AND LAI ARE INDEBTED TO LENDER PURSUANT TO THE TERMS OF THE FOLLOWING PROMISSORY NOTE, WHICH MAY RENEW PROMISSORY NOTES PREVIOUSLY EXECUTED BY LFC AND/OR LAI. LFC AND LAI MAY ALSO HAVE OTHER INDEBTEDNESS OR OBLIGATIONS TO LENDER.

            2.1.1 PROMISSORY NOTE DATED NOVEMBER 9, 2000, IN THE PRINCIPAL AMOUNT OF $27,500,000 ("REVOLVING NOTE").

      2.2 LETTER OF CREDIT.

            2.2.1 LENDER HAS ISSUED STANDBY LETTER OF CREDIT NO. SLCS001152 IN THE FACE AMOUNT OF $1,000,000 ON WHICH THE APPLICANT IS LITHIA SALMIR, INC. AND THE BENEFICIARY IS STATE OF NEVADA DEPARTMENT OF TAXATION ("LETTER OF CREDIT").

            2.2.2 LMI HAS EXECUTED A CONTINUING AGREEMENT FOR IRREVOCABLE STANDBY LETTERS OF CREDIT DATED AS OF SEPTEMBER 18, 1997, PURSUANT TO WHICH LMI HAS AGREED TO BE LIABLE FOR ALL OBLIGATIONS TO LENDER WHICH RELATE TO THE LETTER OF CREDIT.

            2.2.3 LSI HAS EXECUTED A CONTINUING AGREEMENT FOR IRREVOCABLE STANDBY LETTERS OF CREDIT DATED AS OF AUGUST 26, 1997, PURSUANT TO WHICH LSI HAS AGREED TO BE LIABLE FOR ALL OBLIGATIONS TO LENDER WHICH RELATE TO THE LETTER OF CREDIT.

      2.3 CURRENT LOAN AGREEMENT. LFC AND LENDER HAVE ENTERED INTO A LOAN AGREEMENT DATED SEPTEMBER 20, 1999, WHICH HAS BEEN AMENDED FROM TIME TO TIME, INCLUDING BY AMENDMENTS DATED MARCH 6, 2000, JULY 26, 2000, AND NOVEMBER 9, 2000 (COLLECTIVELY, "CURRENT LOAN AGREEMENT"). THIS AGREEMENT, AS OF ITS EFFECTIVE DATE, SHALL AMEND, RESTATE, AND REPLACE THE CURRENT LOAN AGREEMENT.

                                   ARTICLE III
                                 REVOLVING LOANS

      3.1 MAXIMUM AMOUNT. SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, LENDER AGREES TO MAKE LOANS TO LFC AND LAI (WHO SHALL BE JOINTLY AND SEVERALLY LIABLE) FROM TIME TO TIME ON A REVOLVING CREDIT BASIS (EACH A "REVOLVING ADVANCE", COLLECTIVELY, "REVOLVING LOANS"), PROVIDED THAT THE PRINCIPAL BALANCE OF THE NEW REVOLVING NOTE SHALL AT NO TIME EXCEED THE MAXIMUM REVOLVING LOAN AMOUNT. THE AVAILABILITY OF REVOLVING ADVANCES SHALL TERMINATE ON THE REVOLVING LOAN TERMINATION DATE.

      3.2 USE OF PROCEEDS. LFC AND LAI SHALL USE THE PROCEEDS OF THE REVOLVING LOANS FOR THEIR GENERAL CORPORATE PURPOSES WHICH ARE PERMITTED BY THE TERMS OF THIS AGREEMENT AND WHICH ARE CONSISTENT WITH THEIR CURRENT BUSINESS OPERATIONS AND PRACTICES.

      3.3 NEW REVOLVING NOTE.

            3.3.1 THE REVOLVING LOANS SHALL BE EVIDENCED BY A PROMISSORY NOTE EXECUTED BY LFC AND LAI IN THE PRINCIPAL AMOUNT OF $27,500,000, SUBSTANTIALLY IN THE FORM ATTACHED AS


AMENDED AND RESTATED LOAN AGREEMENT - 6

EXHIBIT A ("NEW REVOLVING NOTE"). THE NEW REVOLVING NOTE RENEWS AND MODIFIES THE TERMS APPLICABLE TO THE REVOLVING NOTE BUT SHALL NOT BE DEEMED TO BE IN SATISFACTION OF, OR TO CONSTITUTE A NOVATION OF, THE REVOLVING NOTE. THE REVOLVING LOANS SHALL BE SUBJECT TO ALL TERMS AND CONDITIONS OF THE NEW REVOLVING NOTE AND OF THIS AGREEMENT.

            3.3.2 INTEREST. INTEREST ON THE UNPAID PRINCIPAL BALANCE OF THE REVOLVING NOTE SHALL BE DUE AND PAYABLE AT THE TIMES AND AT THE RATES SET FORTH IN THE REVOLVING NOTE.

            3.3.3 PRINCIPAL PAYMENTS. THE PRINCIPAL BALANCE OF THE REVOLVING NOTE SHALL BE DUE AND PAYABLE ON JANUARY 31, 2004.

            3.3.4 REQUESTS FOR REVOLVING ADVANCES. WHENEVER LFC WISHES TO REQUEST A REVOLVING ADVANCE, IT SHALL GIVE LENDER NOTICE THEREOF IN ACCORDANCE WITH THE PROVISIONS OF THE REVOLVING NOTE.

      3.4 TERM OUT.

            3.4.1 TERM-OUT LOANS. SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT AND SATISFACTION OF THE CONDITIONS PRECEDENT IN SECTION 7.2 HEREOF, LAI AND LFC MAY, AT ANY TIME PRIOR TO THE REVOLVING LOAN TERMINATION DATE, ELECT TO TERM OUT ALL OR A PORTION OF THE REVOLVING LOANS FOR A PERIOD OF UP TO FIVE YEARS (EACH PRINCIPAL AMOUNT TERMED OUT, A "TERM-OUT LOAN"). EACH TERM-OUT LOAN SHALL BE IN THE MINIMUM PRINCIPAL AMOUNT OF $5,000,000. THE SUM OF THE PRINCIPAL BALANCE OF THE NEW REVOLVING NOTE PLUS THE AGGREGATE PRINCIPAL BALANCE OF ALL TERM-OUT NOTES SHALL AT NO TIME EXCEED $27,500,000.

            3.4.2 TERM-OUT NOTES. EACH TERM-OUT LOAN SHALL BE EVIDENCED BY A SEPARATE PROMISSORY NOTE (EACH A "TERM-OUT NOTE) IN THE PRINCIPAL AMOUNT OF THE APPLICABLE TERM-OUT LOAN.

            3.4.3 INTEREST. BORROWER MAY CHOOSE TO PAY INTEREST ON EACH TERM-OUT NOTE AT A VARIABLE RATE EQUAL TO THE LIBOR BORROWING RATE OR A FIXED RATE EQUAL TO THE FIXED BORROWING RATE IN EFFECT ON THE DATE SUCH TERM-OUT LOAN IS MADE; PROVIDED, HOWEVER, THAT THE RATE OPTION CHOSEN SHALL APPLY TO THE ENTIRE PRINCIPAL BALANCE OF THE TERM-OUT NOTE FOR THE ENTIRE TERM OF SUCH NOTE. ACCRUED INTEREST SHALL BE DUE AND PAYABLE ON A MONTHLY BASIS. THE FIXED BORROWING RATE IS AN ANNUAL RATE EQUAL TO 2.0% PLUS THAT RATE AT WHICH LENDER WOULD BE ABLE TO BORROW FUNDS OF COMPARABLE AMOUNTS IN THE MONEY MARKETS FOR THE NUMBER OF YEARS IN THE TERM OF THE TERM-OUT NOTE (ROUNDING UPWARD TO THE NEAREST WHOLE YEAR), INCLUDING FDIC INSURANCE, RESERVE REQUIREMENTS AND OTHER EXPLICIT AND IMPLICIT COSTS LEVIED BY ANY REGULATORY AGENCY; SUCH RATE ROUNDED UPWARD TO THE NEAREST ONE-EIGHTH PERCENT. SUCH RATE SHALL BE DETERMINED SOLELY BY LENDER ONE BANKING DAY PRIOR TO THE APPLICABLE DATE. THE TERM "MONEY MARKETS" REFERS TO ONE OR MORE WHOLESALE FUNDING MARKETS AVAILABLE TO LENDER INCLUDING NEGOTIABLE CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER, EURODOLLAR DEPOSITS, BANK NOTES, FEDERAL FUNDS AND OTHERS.

            3.4.4 PRINCIPAL PAYMENTS. THE PRINCIPAL BALANCE OF EACH TERM-OUT NOTE SHALL BE REPAID IN APPROXIMATELY EQUAL CONSECUTIVE MONTHLY PAYMENTS, EACH IN THE AMOUNT REQUIRED TO AMORTIZE THE PRINCIPAL BALANCE OF THE TERM-OUT NOTE, PLUS INTEREST THEREON, OVER THE TERM SELECTED BY BORROWER. NOTWITHSTANDING THE FOREGOING, NO TERM-OUT NOTE SHALL HAVE A FINAL


AMENDED AND RESTATED LOAN AGREEMENT - 7

MATURITY DATE WHICH IS LATER THAN JANUARY 31, 2009. THE PAYMENTS MAY, IN LENDER'S DISCRETION, BE ADJUSTED EACH TIME THE INTEREST RATE CHANGES.

            3.4.5 REQUESTS FOR TERM-OUT LOAN. WHENEVER BORROWER WISHES TO TERM OUT ALL OR A PORTION OF THE REVOLVING LOANS, BORROWER SHALL GIVE LENDER WRITTEN NOTICE THEREOF, AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO THE DESIRED EFFECTIVE DATE, WHICH NOTICE SHALL SPECIFY THE AMOUNT OF THE TERM-OUT LOAN, THE INTEREST RATE AND TERM SELECTED, AND THE REQUESTED DATE OF THE TERM-OUT LOAN.

            3.4.6 PREPAYMENT. IF BORROWER SELECTS THE FIXED BORROWING RATE FOR ANY TERM-OUT NOTE, ANY PREPAYMENT OF SUCH TERM-OUT NOTE SHALL BE SUBJECT TO PAYMENT OF A PREPAYMENT FEE SUBSTANTIALLY AS SET FORTH ON ATTACHED EXHIBIT B.

                                   ARTICLE IV
                                LETTER OF CREDIT

      4.1 EXPIRY DATE. THE EXPIRY DATE ("LC EXPIRY DATE") OF THE LETTER OF CREDIT IS CURRENTLY

      4.2 LC AGREEMENTS. LMI AND LSI EACH AGREE THAT (a) THE LETTER OF CREDIT SHALL BE DEEMED TO BE A "CREDIT" WHICH IS COVERED BY THE LC AGREEMENT WHICH IT SIGNED. EACH OF THEM AGREES TO BE LIABLE AS AN "APPLICANT" ON THE LC AGREEMENT, THE LETTER OF CREDIT AND THE APPLICATION FOR THE LETTER OF CREDIT, EVEN THOUGH LMI MAY NOT HAVE SIGNED SUCH APPLICATION.

                                    ARTICLE V
            ADDITIONAL TERMS APPLICABLE TO CERTAIN CREDIT FACILITIES

      5.1 REPRESENTATION AND WARRANTY OF CREDIT AVAILABILITY. EACH REQUEST OF LFC AND LAI FOR A REVOLVING ADVANCE OR TERM-OUT LOAN SHALL BE DEEMED TO BE ITS REPRESENTATION AND WARRANTY THAT (a) SUCH REVOLVING ADVANCE OR TERM-OUT LOAN MAY BE MADE WITHOUT EXCEEDING THE APPLICABLE MAXIMUM AMOUNT DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, (b) NO DEFAULT HAS OCCURRED, OR WILL EXIST AFTER GIVING EFFECT TO SUCH REVOLVING ADVANCE OR TERM-OUT LOAN, AND (c) ALL REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT ARE TRUE, ACCURATE AND COMPLETE AS OF THE DATE OF SUCH REQUEST.

      5.2 EXTENSIONS OF CREDIT FACILITIES.

            5.2.1 IF LFC AND LAI WISH TO EXTEND THE REVOLVING LOAN TERMINATION DATE THEN IN EFFECT, OR IF LMI OR LSI WISHES TO EXTEND THE LC EXPIRY DATE THEN IN EFFECT, THE APPLICABLE LOAN PARTY SHALL DELIVER TO LENDER A WRITTEN NOTICE REQUESTING EXTENSION OF THE APPLICABLE DATE (EACH, A "TERMINATION DATE"). SUCH NOTICE SHALL BE GIVEN NO LESS THAN THREE (3) MONTHS PRIOR TO THE APPLICABLE TERMINATION DATE. SUCH NOTICE SHALL INCLUDE LFC'S AND LAI'S OR LMI'S CERTIFICATION THAT, AS OF THE DATE OF THE NOTICE, ALL REPRESENTATIONS AND WARRANTIES IN THIS AGREEMENT ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AND THAT NO DEFAULT HAS OCCURRED AND IS CONTINUING. EACH LOAN PARTY SHALL PROVIDE TO LENDER ANY INFORMATION REASONABLY REQUESTED BY LENDER IN CONNECTION WITH A REQUEST FOR EXTENSION.

            5.2.2 LENDER WILL NOTIFY THE APPLICABLE LOAN PARTY WITHIN 3 MONTHS AFTER RECEIPT OF ANY REQUEST WHETHER IT IS WILLING TO EXTEND THE APPLICABLE TERMINATION DATE AND IF SO,


AMENDED AND RESTATED LOAN AGREEMENT - 8

THE TERMS OF SUCH EXTENSION; PROVIDED, HOWEVER, THAT IF LENDER DOES NOT SO NOTIFY LFC OR LMI, THE APPLICABLE TERMINATION DATE SHALL NOT BE EXTENDED. IF LENDER AGREES TO EXTEND ANY TERMINATION DATE, IT MAY BE UPON TERMS WHICH ARE DIFFERENT FROM THOSE IN THIS AGREEMENT.

                                   ARTICLE VI
                    SECURITY, GUARANTIES AND RELATED MATTERS

      6.1 SECURITY.

            6.1.1 COLLATERAL. ALL PRESENT AND FUTURE INDEBTEDNESS AND OBLIGATIONS OF LFC AND LAI TO LENDER, INCLUDING WITHOUT LIMITATION SUCH OBLIGATIONS UNDER THIS AGREEMENT, THE NOTES, AND LFC'S GUARANTY OF THE OBLIGATIONS OF LSI AND LMI TO LENDER SHALL BE SECURED BY A FIRST PRIORITY SECURITY INTEREST (SUBJECT TO PERMITTED LIENS) IN THE FOLLOWING PROPERTY AND IN ALL SUCH OTHER REAL AND PERSONAL PROPERTY COLLATERAL AS LENDER MAY FROM TIME TO TIME REQUIRE (COLLECTIVELY, "LFC COLLATERAL"): ALL OF LFC'S NOW OWNED AND HEREAFTER ACQUIRED INVENTORY, INCLUDING WITHOUT LIMITATION ALL VEHICLES, TRADE-INS, REPOSSESSIONS AND INVENTORY HELD FOR DISPLAY OR DEMONSTRATION PURPOSES AND ALL OTHER INVENTORY; EQUIPMENT; ACCOUNTS; CHATTEL PAPER; DOCUMENTS; INSTRUMENTS; LETTER OF CREDIT RIGHTS; GENERAL INTANGIBLES; LEASES; REBATES, CREDITS, FACTORY HOLDBACKS, INCENTIVE PAYMENTS AND OTHER PAYMENTS FROM ANY MANUFACTURER, FACTORY OR DISTRIBUTOR; AND ALL PRODUCTS AND PROCEEDS OF ANY OF THE FOREGOING.

            6.1.2 SECURITY DOCUMENTS. LENDER'S SECURITY INTERESTS IN THE COLLATERAL SHALL BE EVIDENCED BY SUCH SECURITY AGREEMENTS, UNIFORM COMMERCIAL CODE FINANCING STATEMENTS, CERTIFICATES OF TITLE, TRUST DEEDS AND OTHER SECURITY DOCUMENTS COVERING THE COLLATERAL AS LENDER MAY AT ANY TIME REQUIRE ("SECURITY DOCUMENTS").

            6.1.3 LEASED COLLATERAL.

                  (a) LFC SHALL (i) FILE FINANCING STATEMENTS COVERING ALL NON-TITLED INVENTORY AND EQUIPMENT LEASED TO ANY PERSON, SHOWING ITSELF AS SECURED PARTY, THE LESSEE AS DEBTOR AND LENDER AS ASSIGNEE; AND (ii) IF REQUIRED BY LENDER, NOTE THE INTERESTS OF LENDER, ITSELF AND THE LESSEE ON ALL CERTIFICATES OF TITLE COVERING LEASED VEHICLES. LENDER MAY AT ANY TIME, WHETHER OR NOT A DEFAULT HAS OCCURRED, REQUIRE LFC TO NOTE THE INTEREST OF LENDER ON ALL CERTIFICATES OF TITLE.

                  (b) ALL LEASES OF INVENTORY AND EQUIPMENT BY LFC SHALL BE EVIDENCED BY A WRITTEN LEASE BETWEEN LFC AND THE LESSEE. LENDER MAY AT ANY TIME REQUIRE LFC TO DELIVER TO LENDER ORIGINAL LEASES COVERING ANY COLLATERAL. UNTIL SUCH TIME, THE ORIGINAL LEASES SHALL BE MAINTAINED BY LFC IN A MANNER ACCEPTABLE TO LENDER AND EACH LEASE SHALL BE CONSPICUOUSLY MARKED "ASSIGNED TO U.S. BANK NATIONAL ASSOCIATION".

                  (c) FOR EACH VEHICLE LEASE BETWEEN LFC AND ANY LESSEE WHICH IS NOT A SUBSIDIARY OF LMI, LFC SHALL MAINTAIN THE ORIGINAL LEASE APPLICATION AND APPLICATION FOR TITLE SIGNED BY THE LESSEE, CREDIT REPORT AND EVIDENCE OF INSURANCE. SUCH DOCUMENTS SHALL BE MAINTAINED IN A MANNER ACCEPTABLE TO LENDER.

            6.1.4 TITLE DOCUMENTS. SUBJECT TO THE PROVISIONS OF THIS SECTION 6.1.4, ALL ORIGINAL TITLE DOCUMENTS SHALL BE MAINTAINED BY LFC IN A MANNER ACCEPTABLE TO LENDER. ALL


AMENDED AND RESTATED LOAN AGREEMENT - 9

TITLE DOCUMENTS SHALL BE AVAILABLE FOR INSPECTION BY LENDER AT ANY REASONABLE TIME. LENDER MAY REQUIRE LFC TO DELIVER ALL TITLE DOCUMENTS TO LENDER IF AN EVENT OF DEFAULT HAS OCCURRED, OR IF LENDER DETERMINES THAT LFC IS NOT MAINTAINING THE TITLE DOCUMENTS AND OTHER RECORDS REGARDING THE COLLATERAL IN A MANNER ACCEPTABLE TO LENDER.

            6.1.5 ADDITIONAL ACTS. AS A CONDITION PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT, AND FROM TIME TO TIME AT LENDER'S REQUEST, EACH LOAN PARTY SHALL EXECUTE AND/OR DELIVER TO LENDER SUCH SECURITY AGREEMENTS, UNIFORM COMMERCIAL CODE FINANCING STATEMENTS, CERTIFICATES OF TITLE, DEEDS OF TRUST AND ANY OTHER DOCUMENTS AND INSTRUMENTS (ENDORSED OR ASSIGNED TO LENDER AS LENDER MAY REQUEST), WHICH MAY BE REQUIRED UNDER APPLICABLE LAW OR WHICH LENDER MAY REQUEST TO EFFECTUATE THE TRANSACTIONS CONTEMPLATED HEREUNDER AND TO GRANT, PRESERVE, PROTECT, PERFECT AND CONTINUE THE VALIDITY AND FIRST PRIORITY OF LENDER'S SECURITY INTERESTS.

            6.1.6 LESSEE CONSENTS. EACH AFFILIATE OF LFC WHICH LEASES ANY COLLATERAL (OTHER THAN MOTOR VEHICLES) FROM LFC SHALL EXECUTE AN AGREEMENT, IN FORM AND SUBSTANCE ACCEPTABLE TO LENDER, SUBORDINATING THE LESSEE'S INTEREST IN THE COLLATERAL TO LENDER'S SECURITY INTEREST AND GRANTING LENDER THE RIGHT TO REPOSSESS THE COLLATERAL UPON THE OCCURRENCE OF AN EVENT OF DEFAULT (EACH A "LESSEE CONSENT"). LFC SHALL NOT ENTER INTO LEASES WITH ANY AFFILIATE UNLESS SUCH AFFILIATE HAS SIGNED A LESSEE CONSENT WITH LENDER.

            6.1.7 INTERCREDITOR AGREEMENTS. FORD MOTOR CREDIT COMPANY, TOYOTA MOTOR CREDIT CORP., CHRYSLER FINANCIAL COMPANY, L.L.C. AND GENERAL MOTORS ACCEPTANCE CORPORATION AND ALL OTHER LENDERS PROVIDING FINANCING TO LMI OR ANY OF LMI'S AFFILIATES OR HAVING A SECURITY INTEREST IN THE COLLATERAL SHALL ENTER INTO INTERCREDITOR AGREEMENTS WITH LENDER, CONSENTING TO THE CREDIT FACILITIES EXTENDED UNDER THIS AGREEMENT, SUBORDINATING AND WAIVING THEIR SECURITY INTERESTS IN THE COLLATERAL AND INCLUDING SUCH OTHER TERMS AND CONDITIONS AS LENDER REQUIRES. LFC SHALL NOT ENTER INTO LEASES WITH ANY OTHER PERSON UNLESS LENDER HAS RECEIVED SUCH INTERCREDITOR AGREEMENTS AS LENDER REQUIRES FROM SUCH PERSON.

            6.1.8 MAXIMUM SECURITY AMOUNT. NOTWITHSTANDING ANY CONTRARY PROVISION OF ANY SECURITY DOCUMENT EXECUTED BY ANY LOAN PARTY, IF ANY ACTION OR PROCEEDING IS COMMENCED ASSERTING THAT ANY SECURITY INTEREST GRANTED TO LENDER BY ANY LOAN PARTY IS SUBJECT TO AVOIDANCE AS A FRAUDULENT TRANSFER OR FRAUDULENT CONVEYANCE OR ANY SIMILAR TERM UNDER ANY APPLICABLE STATE OR FEDERAL LAW, THE SECURITY INTEREST OF LENDER IN THE COLLATERAL SHALL BE LIMITED TO COLLATERAL HAVING A VALUE EQUAL TO THE MAXIMUM AMOUNT WHICH CAN OR COULD BE TRANSFERRED TO LENDER WITHOUT RENDERING SUCH LOAN PARTY'S GRANT OF A SECURITY INTEREST SUBJECT TO AVOIDANCE UNDER SUCH LAW IN SUCH ACTION OR PROCEEDING.

      6.2 GUARANTIES. ALL PRESENT AND FUTURE OBLIGATIONS OF LFC AND LAI TO LENDER SHALL BE GUARANTEED BY LMI. ALL PRESENT AND FUTURE OBLIGATIONS OF LMI AND LSI TO LENDER SHALL BE GUARANTEED BY LFC.

            6.2.1 MAXIMUM GUARANTY AMOUNT. NOTWITHSTANDING ANY CONTRARY PROVISION OF ANY GUARANTY, IF ANY ACTION OR PROCEEDING IS COMMENCED ASSERTING THAT THE GUARANTY OF ANY GUARANTOR IS SUBJECT TO AVOIDANCE AS A FRAUDULENT TRANSFER OR FRAUDULENT CONVEYANCE OR ANY SIMILAR TERM UNDER ANY APPLICABLE STATE OR FEDERAL LAW, THE OBLIGATIONS OF SUCH GUARANTOR UNDER SUCH GUARANTY SHALL BE LIMITED TO THE MAXIMUM AMOUNT THAT WOULD NOT RENDER SUCH GUARANTOR'S OBLIGATIONS SUBJECT TO AVOIDANCE UNDER SUCH LAW IN SUCH ACTION OR PROCEEDING.


AMENDED AND RESTATED LOAN AGREEMENT - 10

      6.3 NEGATIVE PLEDGE.

            6.3.1 WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER, LFC SHALL NOT GRANT, CREATE, ASSUME OR PERMIT TO EXIST ANY PLEDGE, ASSIGNMENT FOR SECURITY PURPOSES, ENCUMBRANCE, MORTGAGE, HYPOTHECATION, OR ANY OTHER SECURITY INTEREST (INCLUDING WITHOUT LIMITATION, ANY CONDITIONAL SALE OR OTHER TITLE RETENTION AGREEMENT AND ANY FINANCING OR CAPITAL LEASE HAVING SUBSTANTIALLY THE SAME ECONOMIC EFFECT AS ANY OF THE FOREGOING) IN ALL OR ANY PORTION OF ANY REAL OR PERSONAL PROPERTY NOW OWNED OR HEREAFTER ACQUIRED BY LFC, EXCEPT (a) SECURITY INTERESTS IN FAVOR OF LENDER; AND (b) LIENS EXISTING ON THE DATE HEREOF IN FAVOR OF FORD MOTOR CREDIT COMPANY WHICH ARE SUBORDINATE TO LENDER'S SECURITY INTERESTS (EXCEPT LIENS COVERING FIXTURES, WHICH MUST BE TERMINATED). (THE SECURITY INTERESTS DESCRIBED IN CLAUSES (a) AND (b) ARE THE "PERMITTED LIENS".)

                                   ARTICLE VII
                              CONDITIONS PRECEDENT

      7.1 INITIAL CONDITIONS PRECEDENT. THE EFFECTIVENESS OF THIS AGREEMENT IS SUBJECT TO SATISFACTION OF EACH OF THE FOLLOWING CONDITIONS PRECEDENT CONCURRENTLY WITH OR PRIOR TO EXECUTION OF THIS AGREEMENT:

            7.1.1 LENDER HAS RECEIVED EXECUTED ORIGINALS OF THIS AGREEMENT, THE NEW REVOLVING NOTE, ANY REQUIRED SECURITY DOCUMENTS, AND EACH OTHER LOAN DOCUMENT REQUIRED BY LENDER.

            7.1.2 LENDER HAS RECEIVED ALL DOCUMENTS AND INFORMATION LENDER MAY REQUEST RELATING TO THE AUTHORITY FOR AND VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND TO ANY OTHER RELATED MATTERS, EACH IN FORM AND SUBSTANCE SATISFACTORY TO LENDER.

            7.1.3 LENDER HAS RECEIVED SUCH ADDITIONAL DOCUMENTS AND INFORMATION (INCLUDING, IF REQUIRED BY LENDER, ATTORNEY OPINION LETTERS) AND EACH LOAN PARTY HAS SATISFIED SUCH ADDITIONAL REQUIREMENTS AS LENDER REASONABLY REQUIRES.

            7.1.4 LENDER HAS A VALID AND PERFECTED FIRST PRIORITY SECURITY INTEREST IN THE COLLATERAL AND HAS RECEIVED SUCH EVIDENCE AS IT REQUIRES REGARDING THE PERFECTION AND PRIORITY OF ITS SECURITY INTERESTS.

      7.2 CONDITIONS PRECEDENT TO REVOLVING ADVANCES AND TERM-OUT LOANS. LENDER'S AGREEMENT TO MAKE ANY REVOLVING ADVANCE OR TO TERM OUT ALL OR A PART OF THE REVOLVING LOANS IS SUBJECT TO SATISFACTION OF THE CONDITIONS SET FORTH IN
SECTION 7.1 AND THE FOLLOWING CONDITIONS ON THE DATE ANY REVOLVING ADVANCE OR TERM-OUT LOAN IS MADE.

            7.2.1 NO DEFAULT HAS OCCURRED OR WILL EXIST AFTER GIVING EFFECT TO THE REVOLVING ADVANCE OR TERM-OUT LOAN.

            7.2.2 THE REPRESENTATIONS AND WARRANTIES IN THIS AGREEMENT SHALL BE TRUE AND CORRECT AS OF SUCH DATE.


AMENDED AND RESTATED LOAN AGREEMENT - 11

            7.2.3 WITH RESPECT TO EACH REVOLVING ADVANCE TO BE USED BY LAI TO PURCHASE ANY AIRCRAFT, LENDER HAS RECEIVED (a) A COPY OF THE PURCHASE AGREEMENT FOR SUCH AIRCRAFT, AND (b) LAI HAS EXECUTED AND DELIVERED TO LENDER A SATISFACTORY NEGATIVE PLEDGE AGREEMENT COVERING THE AIRCRAFT.

            7.2.4 WITH RESPECT TO EACH TERM-OUT LOAN, LFC AND LAI HAVE EXECUTED AND DELIVERED TO LENDER A TERM-OUT NOTE IN FORM AND SUBSTANCE SATISFACTORY TO LENDER.

                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

      EACH LOAN PARTY HEREBY REPRESENTS AND WARRANTS:

      8.1 EXISTENCE AND POWER. IT IS A DULY ORGANIZED AND VALIDLY EXISTING CORPORATION, IS DULY QUALIFIED AND IN GOOD STANDING IN EACH JURISDICTION WHERE THE CONDUCT OF ITS BUSINESS OR THE OWNERSHIP OF ITS PROPERTIES REQUIRES SUCH QUALIFICATION, AND HAS FULL POWER, AUTHORITY AND LEGAL RIGHT TO CARRY ON ITS BUSINESS AS PRESENTLY CONDUCTED, TO OWN AND OPERATE ITS PROPERTIES AND ASSETS, AND TO EXECUTE, DELIVER AND PERFORM THE LOAN DOCUMENTS AND ALL OTHER DOCUMENTS TO BE EXECUTED AND DELIVERED BY IT.

      8.2 AUTHORIZATION. ITS EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS AND ALL DOCUMENTS TO BE EXECUTED, DELIVERED OR PERFORMED BY IT AND ANY BORROWING IN CONNECTION THEREWITH HAVE BEEN DULY AUTHORIZED BY ALL NECESSARY CORPORATE ACTION, DO NOT CONTRAVENE ANY LAW, REGULATION, RULE OR ORDER BINDING ON IT OR ITS ARTICLES OF INCORPORATION, AND DO NOT CONTRAVENE THE PROVISIONS OF OR CONSTITUTE A DEFAULT UNDER ANY AGREEMENT OR INSTRUMENT TO WHICH IT IS A PARTY OR BY WHICH IT MAY BE BOUND OR AFFECTED.

      8.3 LITIGATION. THERE ARE NO ACTIONS, PROCEEDINGS, INVESTIGATIONS, OR CLAIMS PENDING AGAINST IT, OR TO ITS KNOWLEDGE, THREATENED AGAINST OR AFFECTING IT, BEFORE ANY COURT OR ARBITRATOR OR ANY GOVERNMENTAL BODY OR AGENCY WHICH WOULD BE LIKELY TO RESULT IN A JUDGMENT OR ORDER AGAINST IT (IN EXCESS OF INSURANCE COVERAGE) FOR MORE THAN $500,000 INDIVIDUALLY OR IN THE AGGREGATE.

      8.4 FINANCIAL CONDITION. THE MOST RECENT FINANCIAL STATEMENTS DELIVERED TO LENDER FAIRLY PRESENT AS OF THE DATE THEREOF ITS FINANCIAL CONDITION AND THE RESULTS OF ITS OPERATIONS AND CASH FLOWS FOR THE PERIOD THEN ENDED, ALL IN ACCORDANCE WITH GAAP. SINCE THAT DATE THERE HAVE BEEN NO MATERIAL ADVERSE CHANGES IN ITS FINANCIAL CONDITION OR OPERATIONS, EXCEPT AS DISCLOSED TO LENDER IN WRITING.

      8.5 TAXES. IT HAS FILED ALL TAX RETURNS AND REPORTS REQUIRED OF IT, AND HAS PAID ALL TAXES PAYABLE BY IT WHICH HAVE BECOME DUE PURSUANT TO SUCH TAX RETURNS AND ALL OTHER TAXES AND ASSESSMENTS PAYABLE BY IT.

      8.6 OTHER AGREEMENTS. IT IS NOT IN BREACH OF OR IN DEFAULT UNDER ANY AGREEMENT TO WHICH IT IS A PARTY OR WHICH IS BINDING ON IT OR ANY OF ITS ASSETS, WHICH SUCH BREACH OR DEFAULT WOULD HAVE A MATERIAL ADVERSE EFFECT ON ITS FINANCIAL CONDITION OR OPERATIONS.


AMENDED AND RESTATED LOAN AGREEMENT - 12

      8.7 GOOD TITLE AND VALIDITY. IT IS THE TRUE AND LAWFUL OWNER OF AND HAS GOOD TITLE TO ALL COLLATERAL AND TO ALL OTHER PROPERTIES INCLUDED ON ITS MOST RECENT FINANCIAL STATEMENTS AND IT WILL HAVE GOOD TITLE TO ALL SUCH COLLATERAL AND PROPERTY ACQUIRED HEREAFTER.

      8.8 FIRST PRIORITY SECURITY INTEREST. SUBJECT TO PERMITTED LIENS, THE LIENS CREATED OR TO BE CREATED IN FAVOR OF LENDER UNDER THE SECURITY DOCUMENTS DO AND WILL AT ALL TIMES ON AND AFTER THE EFFECTIVE DATE OF THIS AGREEMENT, CONSTITUTE FIRST PRIORITY SECURITY INTERESTS IN THE COLLATERAL AND THERE WILL BE NO OTHER LIENS OR ENCUMBRANCES ON THE COLLATERAL.

      8.9 COMPLIANCE WITH LAWS. IT IS IN COMPLIANCE WITH ALL APPLICABLE FEDERAL, STATE, REGIONAL AND LOCAL LAWS, REGULATIONS AND ORDINANCES, INCLUDING WITHOUT LIMITATION ALL ENVIRONMENTAL PERMITS, ENVIRONMENTAL LAWS AND ACCESS LAWS.

      8.10 ERISA AND FLSA COMPLIANCE. ANY EMPLOYEE PENSION BENEFIT PLAN ("PLAN") MAINTAINED FOR ITS EMPLOYEES WHICH IS SUBJECT TO THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974 AND ANY REGULATIONS ISSUED THERETO COMPLIES IN ALL MATERIAL RESPECTS WITH ERISA AND ANY OTHER APPLICABLE LAWS AND (a) SUCH PLAN HAS NOT INCURRED ANY MATERIAL ACCUMULATED "FUNDING DEFICIENCY" AND (b) WITH RESPECT TO SUCH PLAN, NO "REPORTABLE EVENT" NOR "PROHIBITED TRANSACTION" HAS OCCURRED. IT IS IN FULL COMPLIANCE WITH THE FAIR LABOR STANDARDS ACT.

      8.11 NO MATERIAL MISSTATEMENTS. NO REPORT, FINANCIAL STATEMENT, REPRESENTATION OR OTHER INFORMATION FURNISHED BY IT TO LENDER CONTAINS ANY MATERIAL MISSTATEMENT OF FACT OR OMITS TO STATE ANY MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING.

      8.12 ENFORCEABILITY. THIS AGREEMENT CONSTITUTES, AND EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY WHEN EXECUTED AND DELIVERED TO LENDER WILL CONSTITUTE A LEGAL, VALID AND BINDING OBLIGATION OF SUCH LOAN PARTY, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

                                   ARTICLE IX
                       FINANCIAL COVENANTS AND INFORMATION

      9.1 FINANCIAL COVENANTS. UNTIL TERMINATION OF THE AVAILABILITY OF ADVANCES AND PAYMENT AND PERFORMANCE IN FULL OF ALL OBLIGATIONS OF EACH LOAN PARTY UNDER THE LOAN DOCUMENTS, EACH LOAN PARTY AGREES THAT:

            9.1.1 LMI CURRENT RATIO. LMI SHALL MAINTAIN A RATIO OF CURRENT ASSETS TO CURRENT LIABILITIES OF AT LEAST 1.20 TO 1.0.

            9.1.2 LMI MINIMUM TOTAL NET WORTH. LMI AND ITS SUBSIDIARIES SHALL MAINTAIN, ON A CONSOLIDATED BASIS, TOTAL NET WORTH OF NOT LESS THAN (a) $87,500,000 PLUS (b) 100% OF THE VALUE OF THE NET PROCEEDS (CASH OR NON-CASH) RECEIVED BY LMI FROM THE ISSUANCE OF CAPITAL STOCK AFTER THE DATE OF THIS AGREEMENT.

            9.1.3 LMI FIXED CHARGE COVERAGE RATIO. LMI AND ITS SUBSIDIARIES SHALL MAINTAIN, ON A CONSOLIDATED BASIS, AS OF THE LAST DAY OF EACH FISCAL QUARTER, FOR THE PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS ENDING ON SUCH DAY, A FIXED CHARGE COVERAGE RATIO OF AT LEAST 1.20 TO 1.0.


AMENDED AND RESTATED LOAN AGREEMENT - 13

            9.1.4 LFC CURRENT RATIO. LFC SHALL MAINTAIN A RATIO OF CURRENT ASSETS TO CURRENT LIABILITIES OF AT LEAST 1.20 TO 1.0.

            9.1.5 MINIMUM TANGIBLE NET WORTH. THE SUM OF (a) LFC'S TANGIBLE NET WORTH PLUS THE PRINCIPAL BALANCE, UP TO A MAXIMUM OF $4,500,000, OF LOANS MADE BY LFC TO ITS AFFILIATES (EXCLUDING ANY AMOUNTS OWED BY SUCH AFFILIATES TO LFC UNDER LEASES BETWEEN LFC AND SUCH AFFILIATES) SHALL NOT BE LESS THAN $7,500,000.

            9.1.6 LFC FIXED CHARGE COVERAGE RATIO. LFC SHALL MAINTAIN, AS OF THE LAST DAY OF EACH FISCAL QUARTER, FOR THE PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS ENDING ON SUCH DATE, AN LFC FIXED CHARGE COVERAGE RATIO OF AT LEAST 1.0 TO 1.0.

      9.2 FINANCIAL INFORMATION.

            9.2.1 WITHIN 95 DAYS AFTER THE END OF EACH FISCAL YEAR OF LMI, LMI SHALL DELIVER TO LENDER (a) AUDITED CONSOLIDATED FINANCIAL STATEMENTS AS OF THE END OF AND FOR SUCH FISCAL YEAR, IN EACH CASE CERTIFIED BY A CERTIFIED PUBLIC ACCOUNTANT ACCEPTABLE TO LENDER; AND A COPY OF SUCH ACCOUNTANT'S MANAGEMENT LETTER, IF ANY AND (b) A COMPLETE COPY OF ITS FORM 10K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NO FINANCIAL STATEMENT SHALL CONTAIN A DISCLAIMER OF OPINION OR QUALIFIED OPINION EXCEPT SUCH AS LENDER IN ITS SOLE DISCRETION MAY DETERMINE TO BE IMMATERIAL.

            9.2.2 WITHIN 95 DAYS AFTER THE END OF EACH OF ITS FISCAL YEARS AND WITHIN 50 DAYS AFTER THE END OF EACH OF ITS FISCAL QUARTERS, LFC SHALL DELIVER TO LENDER ITS INTERNALLY PREPARED FINANCIAL STATEMENTS AS OF THE END OF AND FOR SUCH FISCAL YEAR OR FISCAL QUARTER, IN EACH CASE CERTIFIED BY A CERTIFIED PUBLIC ACCOUNTANT ACCEPTABLE TO LENDER; AND A COPY OF SUCH ACCOUNTANT'S MANAGEMENT LETTER, IF ANY. NO DOCUMENT OR REPORT SHALL CONTAIN A DISCLAIMER OF OPINION OR QUALIFIED OPINION EXCEPT SUCH AS LENDER IN ITS SOLE DISCRETION MAY DETERMINE TO BE IMMATERIAL.

            9.2.3 WITHIN 50 DAYS AFTER THE END OF EACH OF LFC'S AND LMI'S FISCAL QUARTERS, THE LOAN PARTIES SHALL DELIVER TO LENDER A COMPLIANCE CERTIFICATE, SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT C, PROPERLY COMPLETED AND SIGNED BY LMI'S CHIEF FINANCIAL OFFICER OR OTHER AUTHORIZED OFFICER ACCEPTABLE TO LENDER.

            9.2.4 WITHIN 50 DAYS AFTER THE END OF EACH OF ITS FISCAL QUARTERS, LMI SHALL DELIVER TO LENDER ITS (a) INTERNALLY PREPARED CONSOLIDATED FINANCIAL STATEMENTS AS OF THE END OF AND FOR SUCH FISCAL QUARTER, AND FOR THE FISCAL YEAR TO DATE AND (b) A COMPLETE COPY OF ITS FORM 10Q FILED WITH THE SEC.

            9.2.5 WITHIN 5 DAYS AFTER DELIVERY TO ITS SHAREHOLDERS OR THE SEC, LMI SHALL DELIVER TO LENDER COPIES OF ALL PROXY STATEMENTS, FINANCIAL STATEMENTS AND REPORTS (OTHER THAN FORMS 10K AND 10Q) AND OTHER DOCUMENTS WHICH IT SENDS TO ITS SHAREHOLDERS OR THE SEC.

            9.2.6 FROM TIME TO TIME, EACH LOAN PARTY SHALL PROVIDE TO LENDER SUCH INFORMATION AS LENDER MAY REASONABLY REQUEST CONCERNING THE FINANCIAL CONDITION AND BUSINESS AFFAIRS OF SUCH LOAN PARTY, OR OF ANY PARTNERS IN SUCH LOAN PARTY.


AMENDED AND RESTATED LOAN AGREEMENT - 14

                                    ARTICLE X
                              AFFIRMATIVE COVENANTS

      UNTIL TERMINATION OF THE AVAILABILITY OF ADVANCES AND PAYMENT AND PERFORMANCE IN FULL OF ALL OBLIGATIONS OF EACH LOAN PARTY UNDER THE LOAN DOCUMENTS, EACH LOAN PARTY AGREES THAT, EXCEPT AS OTHERWISE AGREED BY LENDER IN
WRITING:

      10.1 INSPECTION RIGHTS. AT ANY REASONABLE TIME, AND FROM TIME TO TIME, IT WILL PERMIT LENDER TO EXAMINE AND MAKE COPIES OF AND ABSTRACTS FROM ITS RECORDS AND BOOKS OF ACCOUNT, TO VISIT ITS PROPERTIES AND TO DISCUSS ITS AFFAIRS, FINANCES AND ACCOUNTS WITH ANY OF ITS OFFICERS OR REPRESENTATIVES.

      10.2 COLLATERAL AUDITS. IT WILL PERMIT LENDER BY OR THROUGH ANY OF LENDER'S REPRESENTATIVES, ATTORNEYS OR ACCOUNTANTS AND AT THE EXPENSE OF THE LOAN PARTIES, AT SUCH INTERVALS AS MAY BE REQUIRED BY LENDER IN ITS SOLE DISCRETION, TO CONDUCT AUDITS OF AND TO VERIFY, THE COLLATERAL.

      10.3 KEEPING OF BOOKS AND RECORDS. IT WILL KEEP ADEQUATE RECORDS AND BOOKS OF ACCOUNT IN WHICH COMPLETE ENTRIES WILL BE MADE REFLECTING ALL MATERIAL FINANCIAL TRANSACTIONS, AND EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, WILL PREPARE ALL FINANCIAL STATEMENTS, COMPUTATIONS AND INFORMATION REQUIRED HEREUNDER IN ACCORDANCE WITH GAAP.

      10.4 OTHER OBLIGATIONS. IT WILL PAY AND DISCHARGE BEFORE THE SAME SHALL BECOME DELINQUENT ALL INDEBTEDNESS, TAXES AND OTHER OBLIGATIONS FOR WHICH IT IS LIABLE OR TO WHICH ITS INCOME OR PROPERTY IS SUBJECT AND ALL CLAIMS FOR LABOR AND MATERIALS OR SUPPLIES WHICH, IF UNPAID, MIGHT BECOME BY LAW A LIEN UPON ITS ASSETS, UNLESS IT IS CONTESTING THE INDEBTEDNESS, TAXES, OR OTHER OBLIGATIONS IN GOOD FAITH AND PROVISION HAS BEEN MADE TO THE REASONABLE SATISFACTION OF LENDER FOR THE PAYMENT THEREOF IN THE EVENT ANY SUCH CONTEST IS DETERMINED ADVERSELY TO IT.

      10.5 INSURANCE. IT WILL PROVIDE, MAINTAIN AND DELIVER TO LENDER POLICIES OF INSURANCE UPON ALL OF THE COLLATERAL, AND ON ITS PROPERTIES AND OPERATIONS, CARRIED WITH COMPANIES ACCEPTABLE TO LENDER, IN SUCH FORM AND AMOUNTS AND COVERING SUCH RISKS AS LENDER MAY REQUIRE, WITH LOSS PAYABLE TO LENDER.

      10.6 ERISA COMPLIANCE. IT WILL CAUSE EACH PLAN TO COMPLY IN ALL MATERIAL RESPECTS WITH ERISA AND ANY OTHER APPLICABLE LAWS, WILL PROMPTLY MAKE ALL CONTRIBUTIONS NECESSARY TO MEET THE MINIMUM FUNDING STANDARDS SET FORTH IN ERISA AND WILL PROMPTLY NOTIFY LENDER OF THE OCCURRENCE OF ANY "REPORTABLE EVENT" (AS DEFINED IN ERISA) OR ANY OTHER EVENT WHICH MIGHT CONSTITUTE GROUNDS FOR TERMINATION OF ANY ERISA PLAN. IT WILL NOT TERMINATE ANY ERISA PLAN NOR PERMIT TO EXIST ANY "TERMINATION EVENT" (AS DEFINED IN ERISA).

      10.7 COMPLIANCE WITH LAWS. IT SHALL COMPLY IN ALL MATERIAL RESPECTS WITH ALL FEDERAL, STATE, REGIONAL, LOCAL AND OTHER GOVERNMENTAL LAWS, REGULATIONS AND ORDINANCES (INCLUDING BUT NOT LIMITED TO ALL ENVIRONMENTAL LAWS, ACCESS LAWS AND THE FAIR LABOR STANDARDS ACT) AND PROMPTLY PROVIDE WRITTEN NOTICE TO LENDER OF THE RECEIPT OF ANY NOTICE OF VIOLATION THEREOF FROM ANY GOVERNMENTAL AUTHORITY WHICH VIOLATION, ALONE OR TOGETHER WITH ANY OTHER SUCH VIOLATIONS,


AMENDED AND RESTATED LOAN AGREEMENT - 15

COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT ON ITS BUSINESS, ASSETS, OPERATIONS OR CONDITION, FINANCIAL OR OTHERWISE.

      10.8 MANAGEMENT. IT WILL MAINTAIN EXECUTIVE AND MANAGEMENT PERSONNEL WITH QUALIFICATIONS AND EXPERIENCE AT LEAST COMPARABLE TO CURRENT EXECUTIVE AND MANAGEMENT PERSONNEL AND WILL PROVIDE PRIOR WRITTEN NOTICE TO LENDER OF ANY CHANGE IN SUCH PERSONNEL.

      10.9 NOTIFICATION. PROMPTLY AFTER LEARNING THEREOF, IT WILL NOTIFY LENDER IN WRITING OF:

            10.9.1 THE OCCURRENCE OF ANY DEFAULT, AND IF SUCH DEFAULT IS THEN CONTINUING, A CERTIFICATE OF ITS CHIEF FINANCIAL OFFICER OR OTHER AUTHORIZED OFFICER SETTING FORTH THE DETAILS THEREOF AND THE ACTION WHICH IT IS TAKING OR PROPOSES TO TAKE WITH RESPECT THERETO;

            10.9.2 THE OCCURRENCE OF ANY RELEASE OF ANY HAZARDOUS SUBSTANCES ONTO OR AFFECTING ANY OF ITS PROPERTY OR ANY ADJACENT PROPERTY, ANY COLLATERAL, OR ANY OTHER ENVIRONMENTAL PROBLEM OR LIABILITY WITH RESPECT TO ANY SUCH PROPERTY; AND

            10.9.3 THE DETAILS OF ANY CLAIM, LIEN, LITIGATION, ADMINISTRATIVE PROCEEDING OR JUDGMENT INVOLVING $500,000 OR MORE INDIVIDUALLY OR IN THE AGGREGATE THREATENED, INSTITUTED OR COMPLETED AGAINST ANY LOAN PARTY, ANY COLLATERAL OR ANY ASSETS OF ANY LOAN PARTY, INCLUDING BUT NOT LIMITED TO ANY AND ALL ENFORCEMENT, CLEANUP, REMOVAL OR OTHER GOVERNMENTAL OR REGULATORY PROCEEDINGS PURSUANT TO ANY ENVIRONMENTAL LAWS.

            10.9.4 ANY MATERIAL ADVERSE CHANGE IN THE FINANCIAL CONDITION OF ANY LOAN PARTY.

      10.10 DEPOSIT ACCOUNTS. LFC AND LMI SHALL MAINTAIN THEIR PRIMARY OPERATING DEPOSIT ACCOUNTS WITH LENDER.

      10.11 LOAN AGREEMENTS. LMI SHALL PROVIDE LENDER WITH COPIES OF ALL LOAN AGREEMENTS COVERING ANY FLOOR PLAN LENDING OR ACQUISITION FINANCING PROVIDED BY ANY PERSON TO LMI OR ITS SUBSIDIARIES.

                                   ARTICLE XI
                               NEGATIVE COVENANTS

      UNTIL TERMINATION OF THE AVAILABILITY OF ADVANCES AND PAYMENT AND PERFORMANCE IN FULL OF ALL OBLIGATIONS OF EACH LOAN PARTY UNDER THE LOAN DOCUMENTS, EACH LOAN PARTY AGREES THAT, EXCEPT WITH THE WRITTEN CONSENT OF
LENDER:

      11.1 LIQUIDATION, MERGER, ETC. LFC SHALL NOT WIND UP, LIQUIDATE OR DISSOLVE ITSELF, REORGANIZE, MERGE OR CONSOLIDATE WITH OR INTO, OR CONVEY, SELL, ASSIGN, TRANSFER, LEASE OR OTHERWISE DISPOSE OF (WHETHER IN ONE TRANSACTION OR IN A SERIES OF TRANSACTIONS) ALL OR SUBSTANTIALLY ALL OF ITS ASSETS (WHETHER NOW OWNED OR HEREAFTER ACQUIRED) TO ANY PERSON, OR ACQUIRE ALL OR A SUBSTANTIAL PORTION OF THE ASSETS OR THE BUSINESS OF ANY PERSON, EXCEPT FOR PURCHASES OF INVENTORY AND EQUIPMENT IN THE ORDINARY COURSE OF BUSINESS.

      11.2 SALE OF ASSETS. LFC SHALL NOT SELL, LEASE OR DISPOSE OF ANY PORTION OF ITS BUSINESS OR ASSETS EXCEPT FOR SALES OF INVENTORY IN THE ORDINARY COURSE OF BUSINESS, SALES OF EQUIPMENT


AMENDED AND RESTATED LOAN AGREEMENT - 16

WHICH IS PROMPTLY REPLACED WITH EQUIPMENT OF EQUAL OR GREATER VALUE AND SALES OF OBSOLETE EQUIPMENT FOR NOT LESS THAN FAIR MARKET VALUE.

      11.3 GUARANTIES, ETC. LFC SHALL NOT ASSUME, GUARANTEE, ENDORSE OR OTHERWISE BECOME DIRECTLY OR CONTINGENTLY LIABLE FOR, NOR OBLIGATED TO PURCHASE, PAY OR PROVIDE FUNDS FOR PAYMENT OF, ANY OBLIGATION OR INDEBTEDNESS OF ANY OTHER PERSON.

      11.4 LOANS AND INVESTMENTS. LFC SHALL NOT MAKE OR CONTRACT TO MAKE ANY LOAN OR ADVANCE TO ANY PERSON, OR PURCHASE OR OTHERWISE ACQUIRE, ANY CAPITAL STOCK, ASSETS, OBLIGATIONS, OR OTHER SECURITIES OF, MAKE ANY CAPITAL CONTRIBUTIONS TO, OR OTHERWISE INVEST IN OR ACQUIRE ANY INTEREST IN ANY PERSON, OR PARTICIPATE AS A PARTNER OR JOINT VENTURER WITH ANY OTHER PERSON.

      11.5 LIENS. SUBJECT TO PERMITTED LIENS, NEITHER LFC NOR LAI SHALL AT ANY TIME GRANT OR PERMIT TO EXIST A SECURITY INTEREST IN ANY OR ALL OF ITS PRESENTLY OWNED OR HEREAFTER ACQUIRED REAL OR PERSONAL PROPERTY, EXCEPT IN FAVOR OF LENDER.

      11.6 LIMITATIONS ON DIVIDENDS. IT SHALL NOT DECLARE OR PAY ANY DIVIDEND ON ANY CLASS OF ITS CAPITAL STOCK (EXCEPT THOSE PAYABLE SOLELY IN ITS CAPITAL STOCK); OR PURCHASE, REDEEM OR OTHERWISE MAKE ANY DISTRIBUTION WITH RESPECT TO SUCH CAPITAL STOCK, PROVIDED, HOWEVER, THAT LFC AND LSI MAY MAKE DIVIDENDS OR DISTRIBUTIONS TO LMI.

      11.7 TYPE OF BUSINESS. IT SHALL NOT MAKE ANY MATERIAL CHANGE IN THE CHARACTER OF ITS BUSINESS.

      11.8 STRUCTURE. IT SHALL NOT MAKE ANY MATERIAL CHANGE IN ITS CORPORATE STRUCTURE.

      11.9 DEBT. WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER, LFC SHALL NOT INCUR OR PERMIT TO EXIST ANY INDEBTEDNESS TO ANY PERSON OR ANY OBLIGATIONS AS LESSEE ON CAPITAL LEASES, OTHER THAN INDEBTEDNESS TO LENDER, AND SHORT TERM TRADE OBLIGATIONS INCURRED IN THE ORDINARY COURSE OF BUSINESS.

      11.10 TRANSACTIONS WITH AFFILIATES. LFC SHALL NOT ENTER INTO ANY TRANSACTION WITH ANY AFFILIATE, INCLUDING, WITHOUT LIMITATION, THE PURCHASE, SALE, OR EXCHANGE OF PROPERTY OR THE RENDERING OF ANY SERVICE, EXCEPT IN THE ORDINARY COURSE OF BUSINESS AND UPON FAIR AND REASONABLE TERMS NO LESS FAVORABLE TO IT THAN THOSE THAT WOULD PREVAIL IN A COMPARABLE ARM'S-LENGTH TRANSACTION WITH A PERSON NOT AN AFFILIATE.

                                   ARTICLE XII
                                     DEFAULT

      12.1 EVENTS OF DEFAULT. THE OCCURRENCE OF ANY OF THE FOLLOWING SHALL CONSTITUTE AN EVENT OF DEFAULT UNDER THIS AGREEMENT AND EACH OF THE LOAN
DOCUMENTS:

            12.1.1 ANY LOAN PARTY FAILS TO PAY ANY PRINCIPAL, INTEREST, FEES OR ANY OTHER AMOUNT WHEN DUE UNDER THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT.

            12.1.2 ANY DEFAULT OCCURS UNDER OR ANY LOAN PARTY FAILS TO PAY, PERFORM OR COMPLY WITH ANY TERM, CONDITION, COVENANT OR OBLIGATION IN THIS AGREEMENT, ANY OTHER LOAN


AMENDED AND RESTATED LOAN AGREEMENT - 17

DOCUMENT, OR ANY OTHER AGREEMENT BETWEEN ANY LOAN PARTY OR ANY SUBSIDIARY OF ANY LOAN PARTY AND LENDER OR ANY AFFILIATE OF LENDER OR U.S. BANCORP.

            12.1.3 ANY DEFAULT OCCURS UNDER OR ANY LOAN PARTY OR ANY SUBSIDIARY OF ANY LOAN PARTY FAILS TO PAY, PERFORM OR COMPLY WITH ANY TERM, CONDITION, COVENANT OR OBLIGATION IN ANY AGREEMENT BETWEEN ANY LOAN PARTY OR ANY SUBSIDIARY OF ANY LOAN PARTY AND FORD MOTOR CREDIT COMPANY, TOYOTA MOTOR CREDIT CORP., CHRYSLER FINANCIAL COMPANY, L.L.C., GENERAL MOTORS ACCEPTANCE CORPORATION OR ANY PRESENT OR FUTURE LENDER TO ANY LOAN PARTY OR ANY SUBSIDIARY OF ANY LOAN PARTY.

            12.1.4 ANY INDEBTEDNESS OF ANY LOAN PARTY UNDER ANY NOTE, INDENTURE, AGREEMENT, UNDERTAKING OR OBLIGATION OF ANY KIND TO ANY PERSON BECOMES DUE BY ACCELERATION OR OTHERWISE AND IS NOT PAID.

            12.1.5 ANY DEFAULT UNDER ANY SECURITY INSTRUMENT SECURING ANY INDEBTEDNESS OR OBLIGATION OF ANY LOAN PARTY TO LENDER OR ANY SECURITY INTEREST OR LIEN CREATED OR PURPORTED TO BE CREATED BY ANY SECURITY DOCUMENT SHALL CEASE TO BE, OR SHALL BE ASSERTED BY ANY PERSON NOT TO BE, A VALID, FIRST PRIORITY SECURITY INTEREST OR LIEN, SUBJECT ONLY TO PERMITTED LIENS.

            12.1.6 ANY GUARANTY SHALL CEASE TO BE, OR SHALL BE ASSERTED BY ANY PERSON NOT TO BE, IN FULL FORCE AND EFFECT.

            12.1.7 ANY WARRANTY, REPRESENTATION, STATEMENT, OR INFORMATION MADE OR FURNISHED TO LENDER BY OR ON BEHALF OF ANY LOAN PARTY PROVES TO HAVE BEEN FALSE OR MISLEADING IN ANY MATERIAL RESPECT WHEN MADE OR FURNISHED OR WHEN DEEMED MADE OR FURNISHED, OR BECOMES FALSE OR MISLEADING AT ANY TIME THEREAFTER.

            12.1.8 ANY PROCEEDING UNDER ANY BANKRUPTCY OR INSOLVENCY LAWS IS COMMENCED BY OR AGAINST, A RECEIVER IS APPOINTED FOR ANY PART OF THE PROPERTY OF, OR ANY ATTACHMENT, SEIZURE OR LEVY IS MADE ON ANY PROPERTY OF, ANY LOAN PARTY; OR ANY LOAN PARTY BECOMES INSOLVENT.

            12.1.9 ANY LOAN PARTY IS DISSOLVED OR LIQUIDATED OR ANY LOAN PARTY TAKES ANY ACTION TO AUTHORIZE A DISSOLUTION OR LIQUIDATION.

            12.1.10 A MATERIAL PORTION OF ANY LOAN PARTY'S ORDINARY BUSINESS OPERATIONS CEASES OR IS INTERRUPTED FOR A TIME DEEMED MATERIAL BY LENDER.

            12.1.11 ANY JUDGMENT, WRIT OF ATTACHMENT OR SIMILAR PROCESS IN AN AMOUNT IN EXCESS OF $250,000 INDIVIDUALLY OR IN THE AGGREGATE SHALL BE ENTERED OR FILED AGAINST ANY LOAN PARTY OR ANY PROPERTY OF ANY LOAN PARTY AND REMAINS UNPAID, UNVACATED, UNBONDED OR UNSTAYED FOR A PERIOD OF 30 DAYS OR MORE.

            12.1.12 ANY LOAN PARTY FAILS TO PROVIDE LENDER WITH FINANCIAL INFORMATION PROMPTLY WHEN REQUESTED.

            12.1.13 SIDNEY B. DEBOER, OR A SUCCESSOR OR SUCCESSORS REASONABLY ACCEPTABLE TO LENDER CEASES TO OWN AND CONTROL, FREE AND CLEAR OF ENCUMBRANCES, A SUFFICIENT PERCENTAGE OF THE VOTING INTERESTS OF LITHIA HOLDINGS, LLC ("LH") TO ENABLE HIM AT ALL TIMES TO APPROVE ANY


AMENDED AND RESTATED LOAN AGREEMENT - 18

MATTER TO BE VOTED BY THE MANAGERS OR MEMBERS OF LH, INCLUDING, WITHOUT LIMITATION, THE RIGHT AT ALL TIMES TO ELECT THE MANAGERS OF LH.

            12.1.14 LH CEASES TO OWN OF RECORD AND BENEFICIALLY, FREE AND CLEAR OF ANY AND ALL ENCUMBRANCES, SUFFICIENT ISSUED AND OUTSTANDING VOTING SECURITIES OF LMI TO HAVE THE UNFETTERED ABILITY AT ALL TIMES TO APPROVE ANY MATTER TO BE VOTED UPON BY THE STOCKHOLDERS OF LMI, AND AT ALL TIMES TO DESIGNATE A MAJORITY OF THE BOARD OF DIRECTORS OF LMI.

            12.1.15 THERE IS ANY CHANGE IN OWNERSHIP OF ANY OF THE CAPITAL STOCK OF LFC OR LSI.

            12.1.16 LENDER REASONABLY DETERMINES THAT THERE HAS BEEN A MATERIAL ADVERSE CHANGE IN THE FINANCIAL CONDITION OR MANAGEMENT OF ANY LOAN PARTY OR LENDER REASONABLY DEEMS ITSELF INSECURE WITH RESPECT TO THE PAYMENT OR PERFORMANCE OF ANY OBLIGATIONS OF ANY LOAN PARTY TO LENDER.

      12.2 CONSEQUENCES OF DEFAULT; LENDER'S RIGHTS AND REMEDIES. TIME IS OF THE ESSENCE OF THIS AGREEMENT.

            12.2.1 UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT AND AT ANY TIME THEREAFTER LENDER MAY, AT ITS SOLE OPTION, DO ANY ONE OR MORE OF THE FOLLOWING:

                  (a) WITHOUT NOTICE TO ANY LOAN PARTY, TERMINATE THE AVAILABILITY OF ADVANCES AND DECLARE THE ENTIRE OUTSTANDING BALANCE OF PRINCIPAL AND INTEREST ON THE NOTES AND OTHER AMOUNTS DUE UNDER THE LETTER OF CREDIT, LC AGREEMENT AND OTHER LOAN DOCUMENTS IMMEDIATELY DUE AND PAYABLE, WHEREUPON THE SAME SHALL BECOME IMMEDIATELY DUE AND PAYABLE WITHOUT PRESENTMENT, DEMAND, PROTEST OR OTHER REQUIREMENTS OF ANY KIND, ALL OF WHICH ARE EXPRESSLY WAIVED BY EACH LOAN PARTY; PROVIDED, HOWEVER, THAT IF ANY PROCEEDING UNDER ANY BANKRUPTCY OR INSOLVENCY LAWS IS COMMENCED BY OR AGAINST ANY LOAN PARTY, THE AVAILABILITY OF ADVANCES SHALL BE IMMEDIATELY TERMINATED WITHOUT NOTICE AND THE ENTIRE OUTSTANDING BALANCE OF PRINCIPAL AND INTEREST ON THE NOTES AND OTHER AMOUNTS DUE UNDER THE LOAN DOCUMENTS SHALL AUTOMATICALLY BECOME IMMEDIATELY DUE AND PAYABLE WITHOUT PRESENTMENT, DEMAND, PROTEST OR OTHER REQUIREMENTS OF ANY KIND, ALL OF WHICH ARE EXPRESSLY WAIVED BY EACH LOAN PARTY.

                  (b) EXERCISE ANY AND ALL OTHER RIGHTS AND REMEDIES PROVIDED IN THE LOAN DOCUMENTS AND IN ANY RELATED AGREEMENTS AND DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW.

            12.2.2 NOTWITHSTANDING ANY RIGHT TO CURE EVENTS OF DEFAULT PROVIDED IN ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, EACH LOAN PARTY AGREES THAT SUCH LOAN PARTY SHALL HAVE ONLY SUCH CURE RIGHTS AS MAY BE SET FORTH HEREIN.

                                  ARTICLE XIII
                              HAZARDOUS SUBSTANCES

      13.1 REPRESENTATIONS AND WARRANTIES. EXCEPT AS DISCLOSED TO AND ACKNOWLEDGED BY LENDER IN WRITING, EACH LOAN PARTY REPRESENTS AND WARRANTS THAT:
(a) DURING THE PERIOD OF THE OWNERSHIP OR OPERATION OF THE REAL PROPERTY WHERE IT OPERATES ITS BUSINESS OR WHERE THE COLLATERAL IS LOCATED (THE "PROPERTIES"), THERE HAS BEEN NO USE, GENERATION, MANUFACTURE,


AMENDED AND RESTATED LOAN AGREEMENT - 19

STORAGE, TREATMENT, DISPOSAL, RELEASE OR THREATENED RELEASE OF ANY HAZARDOUS SUBSTANCE BY ANY PERSON ON, UNDER, ABOUT OR FROM ANY OF THE PROPERTIES EXCEPT, WITH RESPECT TO PROPERTIES USED AS AUTOMOBILE DEALERSHIPS, SUCH USE AND STORAGE AS IS CUSTOMARY IN THE OPERATION OF AN AUTOMOBILE DEALERSHIP AND HAS BEEN CONDUCTED IN ACCORDANCE WITH ALL APPLICABLE FEDERAL, STATE AND LOCAL, LAWS, REGULATIONS AND ORDINANCES; (b) IT HAS NO KNOWLEDGE OF, OR REASON TO BELIEVE THAT THERE HAS BEEN (i) ANY USE, GENERATION, MANUFACTURE, STORAGE, TREATMENT, DISPOSAL, RELEASE, OR THREATENED RELEASE OF ANY HAZARDOUS SUBSTANCE ON, UNDER, ABOUT OR FROM THE PROPERTIES BY ANY PRIOR OWNERS OR OCCUPANTS OF ANY OF THE PROPERTIES EXCEPT, WITH RESPECT TO PROPERTIES USED AS AUTOMOBILE DEALERSHIPS, SUCH USE AND STORAGE AS IS CUSTOMARY IN THE OPERATION OF AN AUTOMOBILE DEALERSHIP AND HAS BEEN CONDUCTED IN ACCORDANCE WITH ALL APPLICABLE FEDERAL, STATE AND LOCAL, LAWS, REGULATIONS AND ORDINANCES, OR (ii) ANY ACTUAL OR THREATENED LITIGATION OR CLAIMS OF ANY KIND BY ANY PERSON RELATING TO SUCH MATTERS. THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN ARE BASED ON THE LOAN PARTIES' DUE DILIGENCE IN INVESTIGATING THE PROPERTIES FOR HAZARDOUS SUBSTANCES.

      13.2 ACTIVITIES. EXCEPT AS AGREED TO BY LENDER IN WRITING, EACH LOAN PARTY AGREES THAT IT WILL NOT, AND WILL NOT PERMIT ANY TENANT, CONTRACTOR, AGENT OR OTHER AUTHORIZED USER OF ANY OF THE PROPERTIES TO USE, GENERATE, MANUFACTURE, STORE, TREAT, DISPOSE OF, OR RELEASE ANY HAZARDOUS SUBSTANCE ON, UNDER, ABOUT OR FROM ANY OF THE PROPERTIES; PROVIDED, HOWEVER, THAT WITH RESPECT TO ANY AUTOMOBILE DEALERSHIP, IT MAY USE AND STORE SUCH HAZARDOUS SUBSTANCES AS ARE CUSTOMARY IN THE OPERATION OF AN AUTOMOBILE DEALERSHIP, SO LONG AS SUCH USE, STORAGE AND ANY OTHER PERMITTED ACTIVITY IS CONDUCTED IN COMPLIANCE WITH ALL APPLICABLE FEDERAL, STATE, AND LOCAL LAWS, REGULATIONS, AND ORDINANCES.

      13.3 INSPECTIONS. EACH LOAN PARTY AUTHORIZES LENDER AND ITS AGENTS TO ENTER UPON THE PROPERTIES TO MAKE SUCH INSPECTIONS AND TESTS AS LENDER MAY DEEM APPROPRIATE TO DETERMINE COMPLIANCE OF THE PROPERTIES WITH THIS SECTION 13. ANY INSPECTIONS OR TESTS MADE BY LENDER SHALL BE AT THE EXPENSE OF THE LOAN PARTIES AND FOR LENDER'S PURPOSES ONLY AND SHALL NOT BE CONSTRUED TO CREATE ANY RESPONSIBILITY OR LIABILITY ON THE PART OF LENDER TO ANY LOAN PARTY OR ANY OTHER PERSON.

      13.4 RELEASE AND INDEMNITY. EACH LOAN PARTY HEREBY (a) RELEASES AND WAIVES ANY FUTURE CLAIMS AGAINST LENDER FOR INDEMNITY OR CONTRIBUTION IN THE EVENT IT BECOMES LIABLE FOR CLEANUP OR OTHER COSTS UNDER ANY ENVIRONMENTAL LAWS, AND (b) AGREES TO INDEMNIFY AND HOLD HARMLESS LENDER AGAINST ANY AND ALL CLAIMS, LOSSES, LIABILITIES, DAMAGES, PENALTIES, AND EXPENSES WHICH LENDER MAY DIRECTLY OR INDIRECTLY SUSTAIN OR SUFFER RESULTING FROM A BREACH OF THIS SECTION 13 OR AS A CONSEQUENCE OF ANY USE, GENERATION, MANUFACTURE, STORAGE, DISPOSAL, RELEASE OR THREATENED RELEASE OF A HAZARDOUS SUBSTANCE ON THE PROPERTIES.

      13.5 SURVIVAL. THE PROVISIONS OF THIS SECTION 13, INCLUDING THE OBLIGATION TO INDEMNIFY, SHALL SURVIVE THE REPAYMENT OF THE NOTES AND OTHER LIABILITIES AND OBLIGATIONS OF THE LOAN PARTIES UNDER THIS AGREEMENT, AND THE TERMINATION OR EXPIRATION OF THIS AGREEMENT, AND SHALL NOT BE AFFECTED BY LENDER'S ACQUISITION OF ANY INTEREST IN ANY OF THE PROPERTIES, WHETHER BY FORECLOSURE OR OTHERWISE.

                                   ARTICLE XIV
                                  MISCELLANEOUS


AMENDED AND RESTATED LOAN AGREEMENT - 20

      14.1 NO WAIVER BY LENDER. NO FAILURE OR DELAY OF LENDER IN EXERCISING ANY RIGHT, POWER OR REMEDY UNDER THIS AGREEMENT OR ANY LOAN DOCUMENT SHALL OPERATE AS A WAIVER OF SUCH RIGHT, POWER OR REMEDY OF LENDER OR OF ANY OTHER RIGHT. A WAIVER OF ANY PROVISION OF ANY LOAN DOCUMENT SHALL NOT CONSTITUTE A WAIVER OF OR PREJUDICE LENDER'S RIGHT OTHERWISE TO DEMAND STRICT COMPLIANCE WITH THAT PROVISION OR ANY OTHER PROVISION. ANY WAIVER, PERMIT, CONSENT OR APPROVAL OF ANY KIND OR CHARACTER ON THE PART OF LENDER MUST BE IN WRITING AND SHALL BE EFFECTIVE ONLY TO THE EXTENT SPECIFICALLY SET FORTH IN SUCH WRITING.

      14.2 COSTS AND FEES. WITHOUT LIMITING ANY OTHER PROVISIONS OF THIS AGREEMENT, EACH LOAN PARTY HEREBY AGREES TO PAY LENDER ON DEMAND AN AMOUNT EQUAL TO ALL COSTS AND EXPENSES INCURRED BY LENDER IN CONNECTION WITH THE NEGOTIATION, PREPARATION, EXECUTION, ADMINISTRATION, AND ENFORCEMENT OF THE LOAN DOCUMENTS AND THE COLLECTION OF AMOUNTS DUE TO LENDER, INCLUDING WITHOUT LIMITATION ALL RECORDING COSTS, FILING FEES, COSTS OF APPRAISALS, COSTS OF COLLATERAL AUDITS, COSTS OF PERFECTING, PROTECTING AND DEFENDING LENDER'S SECURITY INTEREST IN THE COLLATERAL AND FEES OF IN-HOUSE AND OUTSIDE COUNSEL. WITHOUT LIMITING THE FOREGOING, IF LITIGATION OR ARBITRATION IS COMMENCED TO ENFORCE OR CONSTRUE ANY TERM OF ANY OF THE LOAN DOCUMENTS, EACH LOAN PARTY SHALL PAY TO LENDER ALL COSTS THEREOF, INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEY FEES IN ANY ARBITRATION, THE APPELLATE PROCEEDING, PROCEEDING UNDER THE BANKRUPTCY CODE OR RECEIVERSHIP, AND POST-JUDGMENT ATTORNEY FEES INCURRED IN ENFORCING ANY JUDGMENT.

      14.3 NOTICES. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN ANY LOAN DOCUMENT, ALL NOTICES, REQUESTS AND DEMANDS HEREUNDER SHALL BE IN WRITING, AND SHALL BE DEEMED TO HAVE BEEN GIVEN WHEN HAND-DELIVERED, DELIVERED BY COURIER, WHEN DEPOSITED IN THE MAIL AS FIRST CLASS, REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR WHEN SENT BY TELECOPIER, ADDRESSED AS SET FORTH BELOW; PROVIDED, HOWEVER, THAT ANY REQUEST FOR AN ADVANCE SHALL NOT BE EFFECTIVE UNTIL RECEIVED BY LENDER. ANY PARTY MAY AT ANY TIME CHANGE ITS ADDRESS FOR NOTICES BY GIVING NOTICE OF SUCH CHANGE TO THE OTHER PARTIES.

      14.4 SHARING OF INFORMATION WITH AFFILIATES. EACH LOAN PARTY HEREBY CONSENTS TO THE SHARING OF INFORMATION CONCERNING OR PROVIDED BY EACH LOAN PARTY OR ITS AFFILIATES BY AND AMONG LENDER, U.S. BANCORP, AND THEIR PRESENT AND FUTURE AFFILIATES, AND THEIR RESPECTIVE PRESENT AND FUTURE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ADVISORS.

      14.5 INTEGRATION; CONFLICTING TERMS. THIS AGREEMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS COMPRISES THE ENTIRE AGREEMENT OF THE PARTIES ON THE SUBJECT MATTER HEREOF AND SUPERSEDES AND REPLACES ALL PRIOR AGREEMENTS, ORAL AND WRITTEN, ON SUCH SUBJECT MATTER. IF ANY TERM OF ANY OF THE OTHER LOAN DOCUMENTS EXPRESSLY CONFLICTS WITH THE PROVISIONS OF THIS AGREEMENT, THE PROVISIONS OF THIS AGREEMENT SHALL CONTROL; PROVIDED, HOWEVER, THAT THE INCLUSION OF SUPPLEMENTAL RIGHTS AND REMEDIES OF LENDER IN ANY OF THE OTHER LOAN DOCUMENTS SHALL NOT BE DEEMED A CONFLICT WITH THIS AGREEMENT.


AMENDED AND RESTATED LOAN AGREEMENT - 21

      14.6 ASSIGNMENT AND PARTICIPATION. LENDER MAY FROM TIME TO TIME ASSIGN OR SELL PARTICIPATING INTERESTS IN ALL OR ANY PART OF ITS INTEREST IN THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS.

      14.7 SUCCESSORS AND ASSIGNS. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, EXCEPT THAT NO LOAN PARTY MAY ASSIGN OR TRANSFER ANY OF ITS RIGHTS OR OBLIGATIONS UNDER ANY LOAN DOCUMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER.

      14.8 SEVERABILITY. IF ANY PROVISION OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS IS HELD INVALID UNDER ANY APPLICABLE LAWS, SUCH INVALIDITY SHALL NOT AFFECT ANY OTHER PROVISION OF THIS AGREEMENT THAT CAN BE GIVEN EFFECT WITHOUT THE INVALID PROVISION.

      14.9 GOVERNING LAW. EXCEPT TO THE EXTENT THAT LENDER HAS GREATER RIGHTS AND REMEDIES UNDER FEDERAL LAW, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (EXCEPT THAT MATTERS CONCERNING THE VALIDITY AND PERFECTION OF SECURITY INTERESTS COVERED THEREBY SHALL BE GOVERNED BY THE CONFLICTS OF LAW PROVISIONS OF THE UNIFORM COMMERCIAL CODE).

      14.10 ADDITIONAL ACTS. UPON REQUEST BY LENDER, EACH LOAN PARTY WILL FROM TIME TO TIME PROVIDE SUCH INFORMATION, EXECUTE SUCH DOCUMENTS AND DO SUCH ACTS AS MAY REASONABLY BE REQUIRED BY LENDER IN CONNECTION WITH ANY INDEBTEDNESS OR OBLIGATIONS OF ANY OF THEM TO LENDER.

      14.11 DOCUMENTS SATISFACTORY TO LENDER. ALL INFORMATION, DOCUMENTS AND INSTRUMENTS REQUIRED TO BE EXECUTED OR DELIVERED TO LENDER SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO LENDER.

      14.12 EXHIBITS. ALL EXHIBITS REFERRED TO HEREIN ARE ATTACHED HERETO AND HEREBY INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN.

      14.13 COMPUTATIONS. ALL INTEREST RATES AND FEES REFERRED TO HEREIN SHALL BE COMPUTED ON THE BASIS OF A 360-DAY YEAR AND APPLIED TO THE ACTUAL NUMBER OF DAYS ELAPSED.

      14.14 COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, AND ALL OF SAID COUNTERPARTS TAKEN TOGETHER SHALL CONSTITUTE ONE DOCUMENT.

      14.15 WAIVER OF JURY TRIAL. EACH LOAN PARTY AND LENDER WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND EACH AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


AMENDED AND RESTATED LOAN AGREEMENT - 22

      14.16 AGREEMENTS ENFORCEABLE. EACH LOAN PARTY REAFFIRMS THE REPRESENTATIONS AND WARRANTIES IN EACH OF THE EXISTING LOAN DOCUMENTS AND ACKNOWLEDGES THAT EXCEPT AS AMENDED, SUPERSEDED, OR REPLACED PREVIOUSLY OR HEREIN, OR TO THE EXTENT INCONSISTENT HEREWITH, EACH SUCH LOAN DOCUMENT (OTHER THAN THE CURRENT LOAN AGREEMENT) REMAINS IN FULL FORCE AND EFFECT AND IS AND SHALL REMAIN VALID AND ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

      14.17 DISCLOSURE.

            UNDER OREGON LAW, MOST AGREEMENTS PROMISES AND COMMITMENTS MADE BY LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

            EACH LOAN PARTY ACKNOWLEDGES RECEIPT OF A COPY OF THIS AGREEMENT.

LITHIA FINANCIAL CORPORATION               LITHIA SALMIR, INC.

BY: _______________________________        BY:__________________________________
TITLE:_____________________________        TITLE:_______________________________


LITHIA MOTORS, INC.                        U.S. BANK NATIONAL ASSOCIATION

BY: _______________________________        BY:__________________________________
TITLE:_____________________________        TITLE:_______________________________


LITHIA AIRCRAFT, INC.

BY: _______________________________
TITLE:_____________________________


AMENDED AND RESTATED LOAN AGREEMENT - 23

                                    EXHIBIT A

                                 PROMISSORY NOTE

$27,500,000                                 Dated as of: _______________________

LITHIA FINANCIAL CORPORATION                                             ("LFC")

LITHIA AIRCRAFT, INC.                                                    ("LAI")

U.S. BANK NATIONAL ASSOCIATION                                        ("Lender")

1. TYPE OF CREDIT. This note is given to evidence LFC'S and LAI's obligation to repay all sums which Lender may from time to time advance to LFC and LAI ("Advances") under a revolving line of credit. No Advances shall be made which create a maximum amount outstanding at any one time which exceeds the maximum amount shown in Section 2. However, Advances hereunder may be borrowed, repaid and reborrowed, and the aggregate Advances loaned hereunder from time to time may exceed such maximum amount.

2. PRINCIPAL BALANCE. The unpaid principal balance of all Advances outstanding under this note ("Principal Balance") at one time shall not exceed $27,500,000 minus the aggregate outstanding principal balance of the Term-Out Notes (as defined in the Loan Agreement between LFC, LAI, Lender and certain other parties, dated as of September 20, 1999, as amended from time to time).

3. PROMISE TO PAY. For value received, LFC and LAI (individually and collectively, "Borrower") jointly and severally promise to pay to Lender or order at U.S. Bank National Association, Commercial Loan Service Center West, 555 Southwest Oak Street, PL-7, Portland, Oregon 97204, or such other address as Lender may designate, the Principal Balance of this note, with interest thereon at the rate(s) specified below.

4. INTEREST RATE. Interest on each Advance hereunder shall accrue at an annual rate equal to 1.75% plus the one-month LIBOR rate (the "LIBOR Borrowing Rate") quoted by Lender from Telerate Page 3750 or any successor thereto, which shall be that one-month LIBOR rate in effect and reset each New York banking day. Lender's internal records of applicable interest rates shall be determinative in the absence of manifest error. For determining payment dates for LIBOR rate loans, the New York banking day shall be the standard convention. In the event after the date of initial funding any governmental authority subjects Lender to any new or additional charge, fee, withholding or tax of any kind with respect to any loans hereunder or changes the method of taxation of such loans or changes the reserve or deposit requirements applicable to such loans, Borrower shall pay to Lender such additional amounts as will compensate Lender for such costs or lost income resulting therefrom as reasonably determined by Lender.


PROMISSORY NOTE - 1

5. COMPUTATION OF INTEREST. All interest on this note will be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed.

6. PAYMENT SCHEDULE.

      a. PRINCIPAL. Principal shall be paid on January 31, 2004 ("Maturity
Date").

      b. INTEREST. Interest shall be paid on the 1st day of each month beginning with the month after the date this note is dated, and on the Maturity Date.

7. PREPAYMENT. Prepayments may be made at any time without penalty. Principal prepayments will not postpone the date of or change the amount of any regularly scheduled payment. At the time of any principal prepayment, all accrued interest, fees, costs and expenses shall also be paid.

8. ALTERNATE PAYMENT DATE. Notwithstanding any other term of this note, if in any month there is no day on which a scheduled payment would otherwise be due (e.g. February 31), such payment shall be paid on the last banking day of that month.

9. PAYMENT BY AUTOMATIC DEBIT. Borrower hereby authorizes Lender to automatically deduct the amount of all principal and interest payments from account number 153600740853 with Lender. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all the fees on the account which result from the automatic deductions, including any overdraft and non-sufficient funds charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the account agreement. Lender may cancel the automatic deduction at any time in its discretion. Provided, however, if no account number is entered above, Borrower does not want to make payments by automatic debit.

10. DEFAULT.

      a. Any Event of Default under the Amended and Restated Loan Agreement between Borrower, Lender, Lithia Salmir, Inc., and Lithia Motors, Inc. dated _______________________, and any amendments, modifications, supplements, renewals, substitutions and replacements thereof or therefor ("Loan Agreement"), shall be an event of default hereunder.

      b. Without prejudice to any right of Lender to require payment on demand, upon the occurrence of an event of default, Lender may terminate all commitments to lend, cease making Advances, Setoff and declare the entire unpaid Principal Balance on this note and all accrued unpaid interest immediately due and payable, without notice; provided, however, that if any proceeding under any bankruptcy or insolvency laws is commenced by or against Borrower, all commitments to lend shall be immediately terminated without notice and the entire Principal Balance and all accrued, unpaid interest shall, without notice, become immediately due and payable. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this note by 2% per annum ("Default Rate"). The interest rate will not


PROMISSORY NOTE - 2
exceed the maximum rate permitted by applicable law. In addition, if any payment of principal or interest is 19 or more days past due, Borrower will be charged a late charge of 5% of the delinquent payment.

11. EVIDENCE OF PRINCIPAL BALANCE; PAYMENT ON DEMAND. Holder's records shall, at any time, be conclusive evidence of the unpaid Principal Balance and interest owing on this note. Notwithstanding any other provisions of this note, in the event holder makes Advances hereunder which result in an unpaid Principal Balance on this note which at any time exceeds the maximum amount specified in
Section 2, Borrower agrees that all such Advances, with interest, shall be payable on demand.

12. CREDIT BALANCES; SETOFF. As additional security for the payment of the obligations described in this note or any document securing or related to the loan evidenced by this note (collectively, the "Loan Documents"), and any other obligations of Borrower to Lender of any nature whatsoever (collectively, the "Obligations"), Borrower hereby grants to Lender a security interest in, a lien on, and an express contractual right to set off against all depository account balances, cash, and any other property of Borrower now or hereafter in the possession of Lender and the right to refuse to allow withdrawals from any account (collectively, "Setoff"). Lender may, at any time upon the occurrence of an Event of Default (notwithstanding any notice requirements or grace/cure periods under this or other agreements between Borrower and Lender) Setoff against the Obligations whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice of demand of any kind to Borrower, such notice and demand being expressly waived.

13. REQUESTS FOR ADVANCES.

      a. Any Advance may be made upon the request of any person or persons authorized to execute and deliver promissory notes to Lender on behalf of Borrower or any other person authorized in writing by Borrower to request Advances.

      b. All Advances shall be disbursed by deposit directly to Borrower's account number 153600740853 with Lender, or by cashier's check issued to Borrower.

      c. Borrower agrees that Lender shall have no obligation to verify the identity of any person making any request pursuant to this note, and Borrower assumes all risks of the validity and authorization of such requests. In consideration of Lender agreeing, at its sole discretion, to make Advances upon such requests, Borrower promises to pay holder, in accordance with the provisions of this note, the Principal Balance together with interest thereon and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.

14. PERIODIC REVIEW. Lender will review Borrower's credit accommodations periodically. At the time of the review, Borrower will furnish Lender with any additional information regarding Borrower's financial condition and business operations that Lender requests. This information may include but is not limited to, financial statements, tax returns, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets and forecasts. If upon review, Lender, in its


PROMISSORY NOTE - 3
sole discretion, determines that there has been a material adverse change in Borrower's financial condition, Borrower will be in default. Upon default, Lender shall have all rights specified herein.

15. NOTICES. Any notice hereunder may be given by ordinary mail, postage paid and addressed to Borrower at the last known address of Borrower as shown on holder's records. If Borrower consists of more than one person, notification of any of said persons shall be complete notification of all.

16. ATTORNEY FEES. Whether or not litigation or arbitration is commenced, Borrower promises to pay all costs of collecting overdue amounts. Without limiting the foregoing, in the event that holder consults an attorney regarding the enforcement of any of its rights under this note or any document securing the same, or if this note is placed in the hands of an attorney for collection or if suit or litigation is brought to enforce this note or any document securing the same, Borrower promises to pay all costs thereof including such additional sums as the court may adjudge reasonable as attorney fees, including without limitation, costs and attorney fees incurred at trial, in any appellate court, in any proceeding under the bankruptcy code, or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

17. WAIVERS; CONSENT. Each party hereto, whether maker, co-maker, guarantor or otherwise, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and waives all defenses based on suretyship or impairment of collateral. Without notice to Borrower and without diminishing or affecting Lender's rights or Borrower's obligations hereunder, Lender may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for, any indebtedness of Borrower to Lender, including the indebtedness evidenced by this note. Without limiting the foregoing, Lender may, in its sole discretion: (a) make secured or unsecured loans to Borrower and agree to any number of waivers, modifications, extensions and renewals of any length of such loans, including the loan evidenced by this note; (b) impair, release (with or without substitution of new collateral), fail to perfect a security interest in, fail to preserve the value of, fail to dispose of in accordance with applicable law, any collateral provided by any person; (c) sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

18. JOINT AND SEVERAL LIABILITY. All undertakings of the undersigned Borrowers are joint and several and are binding upon any marital community of which any of the undersigned are members. Holder's rights and remedies under this note shall be cumulative.

19. GOVERNING LAW. This note shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles; provided, however, that to the extent that Lender has greater rights or remedies under Federal law, this provision shall not be deemed to deprive Lender of such rights and remedies as may be available under Federal law.

20. RENEWAL NOTE. This note renews, increases the amount of and modifies the terms of the promissory note executed by Borrower dated November 9, 2000, in the principal amount of $27,500,000, but shall not be deemed to be a replacement for or to constitute a novation of such note.


PROMISSORY NOTE - 4

21. LOAN AGREEMENT. This note is subject to all terms and conditions of, and entitled to all the benefits of, the Loan Agreement.

22. SUCCESSORS AND ASSIGNS. The terms of this note shall be binding upon Borrower, and Borrower's heirs, personal representatives, successors, and assigns, and shall inure to the benefit of Lender and its successors and assigns.

23. WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH, THE OBLIGATIONS HEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER REPRESENTS TO LENDER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

24. DISCLOSURE.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS
DOCUMENT.

LITHIA FINANCIAL CORPORATION                 LITHIA AIRCRAFT, INC.

By:______________________________            By:________________________________
Title:___________________________            Title:_____________________________


PROMISSORY NOTE - 5

                                    EXHIBIT B
                                 PREPAYMENT FEE

PREPAYMENT: THERE SHALL BE NO PREPAYMENTS OF THIS NOTE, PROVIDED THAT THE BANK MAY CONSIDER REQUESTS FOR ITS CONSENT WITH RESPECT TO PREPAYMENT OF THIS NOTE, WITHOUT INCURRING AN OBLIGATION TO DO SO, AND THE BORROWER ACKNOWLEDGES THAT IN THE EVENT THAT SUCH CONSENT IS GRANTED, THE BORROWER SHALL BE REQUIRED TO PAY THE BANK, UPON PREPAYMENT OF ALL OR PART OF THE PRINCIPAL AMOUNT BEFORE FINAL MATURITY, A PREPAYMENT FEE EQUAL TO THE MAXIMUM OF: (a) ZERO, OR (b) THAT AMOUNT, CALCULATED ON ANY PREPAYMENT DATE, WHICH IS DERIVED BY SUBTRACTING: (a) THE PRINCIPAL AMOUNT OF THE NOTE OR PORTION OF THE NOTE TO BE PREPAID FROM (b) THE NET PRESENT VALUE OF THE NOTE OR PORTION OF THE NOTE TO BE PREPAID ON SUCH DATE OF PREPAYMENT; PROVIDED, HOWEVER, THAT THE PREPAYMENT FEE SHALL NOT IN ANY EVENT EXCEED THE MAXIMUM PREPAYMENT FEE PERMITTED BY APPLICABLE LAW.

      "NET PRESENT VALUE" SHALL MEAN THE AMOUNT WHICH IS DERIVED BY SUMMING THE PRESENT VALUES OF EACH PROSPECTIVE PAYMENT OF PRINCIPAL AND INTEREST WHICH, WITHOUT SUCH FULL OR PARTIAL PREPAYMENT, COULD OTHERWISE HAVE BEEN RECEIVED BY THE BANK OVER THE SHORTER OF THE REMAINING CONTRACTUAL LIFE OF THE NOTE OR NEXT REPRICING DATE IF THE BANK HAD INSTEAD INITIALLY INVESTED THE NOTE PROCEEDS AT THE INITIAL MONEY MARKET RATE. THE INDIVIDUAL DISCOUNT RATE USED TO PRESENT VALUE EACH PROSPECTIVE PAYMENT OF INTEREST AND/OR PRINCIPAL SHALL BE THE MONEY MARKET RATE AT PREPAYMENT FOR THE MATURITY MATCHING THAT OF EACH SPECIFIC PAYMENT OF PRINCIPAL AND/OR INTEREST.

      "INITIAL MONEY MARKET RATE" SHALL MEAN THE RATE PER ANNUM, DETERMINED SOLELY BY THE BANK, ON THE FIRST DAY OF THE TERM OF THIS NOTE OR THE MOST RECENT REPRICING DATE OR AS MUTUALLY AGREED UPON BY THE BORROWER AND THE BANK, AS THE RATE AT WHICH THE BANK WOULD BE ABLE TO BORROW FUNDS IN MONEY MARKETS FOR THE AMOUNT OF THIS NOTE AND WITH AN INTEREST PAYMENT FREQUENCY AND PRINCIPAL REPAYMENT SCHEDULE EQUAL TO THIS NOTE AND FOR A TERM AS MAY BE ARRANGED AND AGREED UPON BY THE BORROWER AND THE BANK. SUCH A RATE SHALL INCLUDE FDIC INSURANCE, RESERVE REQUIREMENTS AND OTHER EXPLICIT OR IMPLICIT COSTS LEVIED BY ANY REGULATORY AGENCY. BORROWER ACKNOWLEDGES THAT THE BANK IS UNDER NO OBLIGATION TO ACTUALLY PURCHASE AND/OR MATCH FUNDS FOR THE INITIAL MONEY MARKET RATE OF THIS NOTE.

      "MONEY MARKET RATE AT PREPAYMENT" SHALL MEAN THAT ZERO-COUPON RATE, CALCULATED ON THE DATE OF PREPAYMENT, AND DETERMINED SOLELY BY THE BANK, AS THE RATE IN WHICH THE BANK WOULD BE ABLE TO BORROW FUNDS IN MONEY MARKETS FOR THE PREPAYMENT AMOUNT MATCHING THE MATURITY OF A SPECIFIC PROSPECTIVE NOTE PAYMENT OR REPRICING DATE. SUCH A RATE SHALL INCLUDE FDIC INSURANCE, RESERVE REQUIREMENTS AND OTHER EXPLICIT OR IMPLICIT COSTS LEVIED BY ANY REGULATORY AGENCY. A SEPARATE MONEY MARKET RATE AT PREPAYMENT WILL BE CALCULATED FOR EACH PROSPECTIVE INTEREST AND/OR PRINCIPAL PAYMENT DATE.

      "MONEY MARKETS" SHALL MEAN ONE OR MORE WHOLESALE FUNDING MECHANISMS AVAILABLE TO THE BANK, INCLUDING NEGOTIABLE CERTIFICATES OF DEPOSIT, EURODOLLAR DEPOSITS, BANK NOTES, FED FUNDS, INTEREST RATE SWAPS, OR OTHERS.

IN CALCULATING THE AMOUNT OF SUCH A PREPAYMENT FEE, THE BANK IS HEREBY AUTHORIZED BY THE BORROWER TO MAKE SUCH ASSUMPTIONS REGARDING THE SOURCE OF FUNDING, REDEPLOYMENT OF FUNDS AND OTHER RELATED MATTERS, AS THE BANK MAY DEEM APPROPRIATE. IF THE BORROWER FAILS TO PAY ANY PREPAYMENT FEE WHEN DUE, THE AMOUNT OF SUCH PREPAYMENT FEE SHALL THEREAFTER BEAR INTEREST UNTIL PAID AT THE DEFAULT RATE SPECIFIED IN THIS NOTE (COMPUTED ON THE BASIS OF A 360-DAY YEAR, ACTUAL DAYS ELAPSED). ANY PREPAYMENT OF PRINCIPAL SHALL BE ACCOMPANIED BY A PAYMENT OF INTEREST ACCRUED TO DATE THEREON; AND SAID PREPAYMENT SHALL BE APPLIED TO THE PRINCIPAL INSTALLMENTS IN THE INVERSE ORDER OF THEIR MATURITIES. ALL PREPAYMENTS SHALL BE IN AN AMOUNT OF AT LEAST $100,000 OR IF LESS, THE REMAINING ENTIRE PRINCIPAL BALANCE OF THE LOAN.

                         EXHIBIT COMPLIANCE CERTIFICATE

      THIS COMPLIANCE CERTIFICATE IS EXECUTED AND DELIVERED BY LITHIA MOTORS, INC. ("LMI") TO U.S. BANK NATIONAL ASSOCIATION ("LENDER") PURSUANT TO THE REQUIREMENTS OF THE LOAN AGREEMENT DATED AS OF _______________________ BETWEEN LMI, LITHIA FINANCIAL CORPORATION, LITHIA SALMIR, INC. (THE "LOAN PARTIES") AND LENDER ("LOAN AGREEMENT"). ANY CAPITALIZED TERMS USED HEREIN AND NOT DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE LOAN AGREEMENT. THIS COMPLIANCE CERTIFICATE COVERS THE LOAN PARTIES' FISCAL QUARTER ENDED
__________________.

      1. A REVIEW OF THE ACTIVITIES OF THE LOAN PARTIES DURING THE FISCAL PERIOD COVERED BY THIS COMPLIANCE CERTIFICATE HAS BEEN MADE UNDER THE SUPERVISION OF THE UNDERSIGNED WITH A VIEW TO DETERMINING WHETHER DURING SUCH FISCAL PERIOD THE LOAN PARTIES PERFORMED AND OBSERVED ALL OF THEIR OBLIGATIONS UNDER THE LOAN AGREEMENT. TO THE BEST KNOWLEDGE OF THE UNDERSIGNED, DURING SUCH FISCAL PERIOD ALL COVENANTS AND CONDITIONS OF THE LOAN PARTIES HAVE BEEN PERFORMED AND OBSERVED AND NO DEFAULT HAS OCCURRED AND IS CONTINUING UNDER THE LOAN AGREEMENT [WITH THE EXCEPTIONS SET FORTH BELOW IN RESPONSE TO WHICH THE LOAN PARTIES HAS TAKEN OR PROPOSES TO TAKE THE FOLLOWING ACTIONS:
________________________________________________________________________________
_________________________________.]

      2. TO THE BEST KNOWLEDGE OF THE UNDERSIGNED, NO MATERIAL ADVERSE CHANGE HAS OCCURRED WITH REGARD TO THE LOAN PARTIES' BUSINESS, ASSETS, OPERATIONS OR CONDITION, FINANCIAL OR OTHERWISE, SINCE THE LAST COMPLIANCE CERTIFICATE WAS DELIVERED [WITH THE EXCEPTIONS SET FORTH BELOW:
________________________________________________________________________________
______________________________.]

      3. ATTACHED ARE THE CALCULATIONS SHOWING WHETHER THE LOAN PARTIES WERE IN COMPLIANCE WITH SECTIONS 9.1.1, 9.1.2, 9.1.3, 9.1.4, 9.1.5 AND 9.1.6 OF THE LOAN AGREEMENT AS OF THE END OF THE FISCAL PERIOD COVERED BY THIS COMPLIANCE CERTIFICATE. EACH SUCH CALCULATION IS DERIVED FROM THE BOOKS AND RECORDS OF THE LOAN PARTIES AND CORRECTLY REFLECTS WHETHER THEY ARE IN COMPLIANCE WITH THE APPLICABLE SECTIONS OF THE LOAN AGREEMENT.

      4. THIS COMPLIANCE CERTIFICATE IS EXECUTED ON ___________________________.

                                          LITHIA MOTORS, INC.


                                          BY:_____________________________
                                          TITLE:__________________________